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                                                                    EXHIBIT 10.4

                       VOTING AND EXCHANGE TRUST AGREEMENT


         THIS VOTING AND EXCHANGE TRUST AGREEMENT is entered into as of February 14, 2001, by and between Oil States International, Inc., a Delaware corporation ("OSI"), 892489 Alberta Inc., an Alberta corporation ("PTI Holdco"), and Computershare Trust Company of Canada (formerly Montreal Trust Company of Canada), a Canadian trust company ("Trustee").

RECITALS:

A. Pursuant to a Combination Agreement dated as of July 31, 2000 by and among OSI, HWC Energy Services, Inc., Sooner Inc. and PTI Group, Inc. ("PTI") and such other parties referenced therein (such agreement as it may be amended or restated is hereinafter referred to as the "Combination Agreement"), the parties agreed that on the Effective Date (as defined in the Combination Agreement), OSI and PTI Holdco would execute and deliver a Voting and Exchange Trust Agreement containing the terms and conditions set forth in Exhibit D to the Combination Agreement together with such other terms and conditions as may be agreed to by the parties to the Combination Agreement acting reasonably.

B. Pursuant to an arrangement (the "Arrangement") effected by Articles of Arrangement dated February 14, 2001 filed pursuant to the Business Corporations Act (Alberta) (or any successor or other corporate statute by which PTI may in the future be governed) (the "Act"), each issued and outstanding common share of PTI (a "PTI Common Share"), other than those cancelled pursuant to the Arrangement or held by OSI or by a Subsidiary of OSI, was ultimately exchanged for Exchangeable Shares of PTI Holdco (the "Exchangeable Shares");

C. The Articles of Incorporation of PTI Holdco set forth the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares (collectively, the "Exchangeable Share Provisions"), and a copy of such Articles of Incorporation is attached hereto as Appendix A;

D. OSI is to provide voting rights in OSI to each holder (other than OSI and its Subsidiaries) from time to time of Exchangeable Shares, such voting rights per Exchangeable Share to be equivalent to the voting rights per share of OSI Common Stock;

E. OSI is to grant to and in favor of the holders (other than OSI and its Subsidiaries) from time to time of Exchangeable Shares the right, in the circumstances set forth herein, to require OSI or OSI ULC to purchase from each such holder all or any part of the Exchangeable Shares held by the holder;

F. The parties desire to make appropriate provision and to establish a procedure whereby voting rights in OSI shall be exercisable by holders (other than OSI and its Subsidiaries) from time to time of Exchangeable Shares by and through the Trustee, which will hold legal title to and a share certificate in respect of one share of OSI Special Voting Stock (the "OSI Special Voting Stock") to which voting rights attach for the benefit of such holders of Exchangeable Shares and whereby the rights to require OSI or, at the option of OSI, OSI ULC, to purchase Exchangeable Shares from the holders thereof (other than OSI and its Subsidiaries) shall be

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exercisable by such holders from time to time of Exchangeable Shares by and through the Trustee, which will hold legal title to such rights for the benefit of such holders;

G. These recitals and any statements of fact in this agreement are made by OSI and PTI Holdco and not by the Trustee;

         NOW THEREFORE, in consideration of the respective covenants and agreements provided in this agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

                                   ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         In this agreement, the following terms shall have the following meanings:

         "Act" has the meaning in the recitals hereto;

         "Aggregate Equivalent Vote Amount" means, with respect to any matter, proposition or question on which holders of OSI Common Stock are entitled to vote, consent or otherwise act, the product of (i) the number of shares of Exchangeable Shares issued and outstanding and held by Holders multiplied by
(ii) the Equivalent Vote Amount.

         "Applicable Laws" has the meaning provided in Section 5.10 hereof.

         "Arrangement" has the meaning provided in the recitals hereto.

         "Automatic Exchange Rights" means the benefit of the obligation of OSI to effect the automatic exchange of shares of OSI Common Stock for Exchangeable Shares pursuant to Section 5.12 hereof.

         "Board of Directors" means the Board of Directors of PTI Holdco.

         "Business Day" has the meaning provided in the Exchangeable Share Provisions.

         "Combination Agreement" has the meaning in the recitals hereto.

         "Equivalent Vote Amount" means, with respect to any matter, proposition or question on which holders of OSI Common Stock are entitled to vote, consent or otherwise act, the number of votes to which a holder of one share of OSI Common Stock is entitled with respect to such matter, proposition or question.

         "Exchange Right" has the meaning provided in Section 5.1(b) hereof.

         "Exchangeable Share Consideration" has the meaning provided in the Exchangeable Share Provisions.

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         "Exchangeable Share Price" has the meaning provided in the Exchangeable
Share Provisions.

         "Exchangeable Share Provisions" has the meaning provided in the recitals hereto.

         "Exchangeable Shares" has the meaning provided in the recitals hereto.

         "freely tradeable", with respect to OSI Common Stock, means freely transferable under Canadian provincial securities laws and U.S. federal and state securities laws (pursuant to an effective resale shelf registration statement or otherwise and assuming the reasonable cooperation of the holder or recipient of OSI Common Stock in connection with any required resale shelf registration statement), except to the extent restrictions arise by reason of a person being a "control person" of OSI for the purposes of Canadian provincial securities laws or an "affiliate" of OSI for the purposes of United States federal or state securities laws, provided any trades in such securities are conducted through the facilities of a stock exchange outside Canada.

         "Holder Votes" has the meaning provided in Section 4.2 hereof.

         "Holders" means the registered holders from time to time of Exchangeable Shares, other than OSI and its Subsidiaries.

         "Insolvency Event" means the institution by PTI Holdco of any proceeding to be adjudicated a bankrupt or insolvent or to be dissolved or wound-up, or the consent of PTI Holdco to the institution of bankruptcy, insolvency, dissolution or winding-up proceedings against it, or the filing of a petition, answer or consent seeking dissolution or winding-up under any bankruptcy, insolvency or analogous laws, including without limitation the Companies' Creditors Arrangement Act (Canada) and the Bankruptcy and Insolvency Act (Canada), and the failure by PTI Holdco to contest in good faith any such proceedings commenced in respect of PTI Holdco within 15 days of becoming aware thereof, or if so contested the adjudication that PTI Holdco is bankrupt or insolvent or is to be dissolved or wound-up, or the consent by PTI Holdco to the filing of any such petition or to the appointment of a receiver, or the making by PTI Holdco of a general assignment for the benefit of creditors, or the admission in writing by PTI Holdco of its inability to pay its debts generally as they become due, or PTI Holdco's not being permitted, pursuant to liquidity or solvency requirements of applicable law, to redeem any Retracted Shares pursuant to Section 6.6 of the Exchangeable Share Provisions.

         "Liquidation Call Right" has the meaning provided in the Exchangeable Share Provisions.

         "Liquidation Event" has the meaning provided in subsection 5.12(b) hereof.

         "Liquidation Event Effective Time" has the meaning provided in subsection 5.12(c) hereof.

         "List" has the meaning provided in Section 4.6 hereof.

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         "Officer's Certificate" means, with respect to OSI or PTI Holdco, as the case may be, a certificate signed by any one of the Chairman of the Board, the Vice-Chairman of the Board (if there be one), the President or any Vice-President of OSI or PTI Holdco, as the case may be.

         "OSI" has the meaning in the recitals hereto.

         "OSI Common Stock" has the meaning provided in the Exchangeable Share Provisions.

         "OSI Consent" has the meaning provided in Section 4.2 hereof.

         "OSI Meeting" has the meaning provided in Section 4.2 hereof.

         "OSI Special Voting Stock" has the meaning provided in the recitals hereto.

         "OSI ULC" means the Subsidiary of OSI incorporated under the Companies Act (Nova Scotia) for the purpose of delivering OSI Common Stock as provided for in this Agreement, the Exchangeable Share Provisions or the Support Agreement.

         "PTI" has the meaning in the recitals hereto.

         "PTI Stock Options" means the outstanding options entitling the holders to acquire upon exercise thereof up to 130,000 PTI Common Shares in the aggregate.

         "PTI Holdco" has the meaning in the recitals hereto.

         "Person" includes an individual, body corporate, partnership, company, unincorporated syndicate or organization, trust, trustee, executor, administrator and other legal representative.

         "Plan of Arrangement" has the meaning provided in the Exchangeable Share Provisions.

         "Redemption Call Right" has the meaning provided in the Exchangeable Share Provisions.

         "Retracted Shares" has the meaning provided in Section 5.7 hereof.

         "Retraction Call Right" has the meaning provided in the Exchangeable Share Provisions.

         "Subsidiary" has the meaning provided in the Exchangeable Share Provisions.

         "Successor" has the meaning provided in subsection 11. 1 (a) hereof.

         "Support Agreement" means that certain support agreement made as of even date hereof by and between OSI and PTI Holdco.

         "Trust" means the trust created by this agreement.

         "Trust Estate" means the Voting Share, any other securities, the Exchange Right, the Automatic Exchange Rights and any money or other property which may be held by the Trustee from time to time pursuant to this agreement.

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         "Trustee" means Computershare Trust Company of Canada (formerly
Montreal Trust Company of Canada) and, subject to the provisions of Article 10 hereof, includes any successor trustee or permitted assigns.

         "Voting Rights" means the voting rights attached to the Voting Share.

         "Voting Share" means the one share of OSI Special Voting Stock, U.S. $0.01 par value, issued by OSI to and deposited with the Trustee, which entitles the holder of record to a number of votes at meetings of holders of OSI Common Stock equal to the Aggregate Equivalent Vote Amount.

1.2      INTERPRETATION NOT AFFECTED BY HEADINGS, ETC.

         The division of this agreement into articles, sections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this agreement.

1.3      NUMBER, GENDER, ETC.

         Words importing the singular number only shall include the plural and vice versa. Words importing the use of any gender shall include all genders.

1.4      DATE FOR ANY ACTION

         If any date on which any action is required to be taken under this agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

1.5      PAYMENTS

         All payments to be made hereunder will be made without interest and less any tax required by Canadian law to be deducted or withheld.

                                   ARTICLE 2
                              PURPOSE OF AGREEMENT

2.1 The purpose of this agreement is to create the Trust for the benefit of the Holders, as herein provided. The Trustee will hold the Voting Share in order to enable the Trustee to exercise the Voting Rights and will hold the Exchange Right and the Automatic Exchange Rights in order to enable the Trustee to exercise such rights, in each case as trustee for and on behalf of the Holders as provided in this agreement.

                                   ARTICLE 3
                                  VOTING SHARE

3.1      ISSUANCE AND OWNERSHIP OF THE VOTING SHARE

         OSI hereby issues to and deposits with the Trustee the Voting Share to be hereafter held of record by the Trustee as trustee for and on behalf of, and for the use and benefit of, the

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Holders and in accordance with the provisions of this agreement. OSI hereby acknowledges receipt from the Trustee as trustee for and on behalf of the Holders of good and valuable consideration (and the adequacy thereof) for the issuance of the Voting Share by OSI to the Trustee. During the term of the Trust and subject to the terms and conditions of this agreement, the Trustee shall possess and be vested with full legal ownership of the Voting Share and shall be entitled to exercise all of the rights and powers of an owner with respect to the Voting Share, provided that the Trustee shall:

         (a) hold the Voting Share and the legal title thereto as trustee solely for the use and benefit of the Holders in accordance with the provisions of this agreement; and

         (b) except as specifically authorized by this agreement, have no power or authority to sell, transfer, vote or otherwise deal in or with the Voting Share, and the Voting Share shall not be used or disposed of by the Trustee for any purpose other than the purposes for which this Trust is created pursuant to this agreement.

3.2      LEGENDED SHARE CERTIFICATES

         PTI Holdco will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Holders of their right to instruct the Trustee with respect to the exercise of the Voting Rights with respect to the Exchangeable Shares held by a Holder.

3.3      SAFE KEEPING OF CERTIFICATE

         The certificate representing the Voting Share shall at all times be held in safe keeping by the Trustee or its agent.

3.4      HOLDERS' BENEFIT

         For greater certainty, the Trustee holds the benefit of the Voting Rights for the Holders, but all other rights in respect of the Voting Share, including without limitation any rights to receive dividends on the Voting Share, are for the benefit of OSI.

                                   ARTICLE 4
                            EXERCISE OF VOTING RIGHTS

4.1      VOTING RIGHTS

         The Trustee, as the holder of record of the Voting Share, shall be entitled to all of the Voting Rights, including the right to consent to or to vote in person or by proxy the Voting Share, on any matter, question or proposition whatsoever that may properly come before the stockholders of OSI at a OSI Meeting or in connection with a OSI Consent (in each case, as hereinafter defined). The Voting Rights shall be and remain vested in and exercised by the Trustee. Subject to Section 7.15 hereof, the Trustee shall exercise the Voting Rights only on the basis of instructions received pursuant to this Article 4 from Holders entitled to instruct the Trustee as to the voting thereof at the time at which a OSI Consent is sought or a OSI Meeting is held. To the extent that no instructions are received from a Holder with respect to the Voting


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Rights to which such Holder is entitled, the Trustee shall not exercise or permit the exercise of such Holder's Voting Rights.

4.2      NUMBER OF VOTES

         With respect to all meetings of stockholders of OSI at which holders of shares of OSI Common Stock are entitled to vote (a "OSI Meeting") and with respect to all written consents sought by OSI from its stockholders including the holders of shares of OSI Common Stock (a "OSI Consent"), each Holder shall be entitled to instruct the Trustee to cast and exercise, in the manner instructed, a number of votes equal to the Equivalent Vote Amount for each Exchangeable Share owned of record by such Holder on the record date established by OSI or by applicable law for such OSI Meeting or OSI Consent, as the case may be, (the "Holder Votes") in respect of each matter, question or proposition to be voted on at such OSI Meeting or to be consented to in connection with such OSI Consent.

4.3      MAILINGS TO SHAREHOLDERS

         With respect to each OSI Meeting and OSI Consent, the Trustee will mail or cause to be mailed (or otherwise communicate in the same manner as OSI utilizes in communications to holders of OSI Common Stock, subject to the Trustee's ability to provide this method of communication and upon being advised in writing of such method) to each of the Holders named in the List on the same day as the initial mailing or notice (or other communication) with respect thereto is given by OSI to its stockholders:

         (a) a copy of such notice, together with any proxy or information statement and related materials to be provided to holders of OSI Common Stock;

         (b) a statement of the number of Holder Votes which the Holder is entitled to exercise;

         (c) a statement that such Holder is entitled to instruct the Trustee as to the exercise of the Holder Votes with respect to such OSI Meeting or OSI Consent, as the case may be, or, pursuant to
              Section 4.7 hereof, to attend such OSI Meeting and to exercise personally the Holder Votes thereat;

         (d) a statement as to the manner in which such instructions may be given to the Trustee, including an express indication that instructions may be given to the Trustee to give:

              (i) a proxy to such Holder or such Holder's designee to exercise personally the Holder Votes; or

              (ii) a proxy to a designated agent or other representative of the management of OSI to exercise such Holder Votes;

         (e) a statement that if no voting instructions are received from the Holder, the Holder Votes to which such Holder is entitled will not be exercised;

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         (f)  a form of direction whereby the Holder may so direct and instruct the Trustee as contemplated herein; and

         (g) a statement of (i) the time and date by which such instructions must be received by the Trustee in order to be binding upon it, which in the case of a OSI Meeting shall not be earlier than the close of business on the Business Day prior to such meeting, and
              (ii) the method for revoking or amending such instructions.

         The materials referred to above are to be provided by OSI to the Trustee, but shall be subject to review and comment by the Trustee.

         For the purpose of determining Holder Votes to which a Holder is entitled in respect of any such OSI Meeting or OSI Consent, the number of Exchangeable Shares owned of record by the Holder shall be determined at the close of business on the record date established by OSI or by applicable law for purposes of determining stockholders entitled to vote at such OSI Meeting or to give written consent in connection with such OSI Consent. OSI will notify the Trustee in writing of any decision of the board of directors of OSI with respect to the calling of any such OSI Meeting or the seeking of any such OSI Consent and shall provide all necessary information and materials to the Trustee in each case promptly and in any event in sufficient time to enable the Trustee to perform its obligations contemplated by this Section 4.3.

4.4      COPIES OF STOCKHOLDER INFORMATION

         OSI will deliver to the Trustee copies of all proxy materials, (including notices of OSI Meetings, but excluding proxies to vote shares of OSI Common Stock), information statements, reports (including without limitation all interim and annual financial statements) and other written communications that are to be distributed from time to time to holders of OSI Common Stock in sufficient quantities and in sufficient time so as to enable the Trustee to send those materials to each Holder, to the extent possible, at the same time as such materials are first sent to holders of OSI Common Stock. The Trustee will mail or otherwise send to each Holder, at the expense of OSI, copies of all such materials (and all materials specifically directed to the Holders or to the Trustee for the benefit of the Holders by OSI) received by the Trustee from OSI, to the extent possible, at the same time as such materials are first sent to holders of OSI Common Stock. The Trustee will make copies of all such materials available for inspection by any Holder at the Trustee's principal transfer office in the cities of Calgary and Toronto.

4.5      OTHER MATERIALS

         Immediately after receipt by OSI or any stockholder of OSI of any material sent or given generally to the holders of OSI Common Stock by or on behalf of a third party, including without limitation dissident proxy and information circulars (and related information and material) and tender and exchange offer circulars (and related information and material), OSI shall use its reasonable best efforts to obtain and deliver to the Trustee copies thereof in sufficient quantities so as to enable the Trustee to forward such material (unless the same has been provided directly to Holders by such third party) to each Holder as soon as possible thereafter. As soon as practicable after receipt thereof, the Trustee will mail or otherwise send to each Holder, at the expense of OSI, copies of all such materials received by the Trustee from OSI. The Trustee will

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also make copies of all such materials available for inspection by any Holder at the Trustee's principal transfer office in the cities of Calgary and Toronto.

4.6      LIST OF PERSONS ENTITLED TO VOTE

         PTI Holdco shall, (i) prior to each annual, general or special OSI Meeting or the seeking of any OSI Consent and (ii) forthwith upon each request made at any time by the Trustee in writing, prepare or cause to be prepared a list (a "List") of the names and addresses of the Holders arranged in alphabetical order and showing the number of Exchangeable Shares held of record by each such Holder, in each case at the close of business on the date specified by the Trustee in such request or, in the case of a List prepared in connection with a OSI Meeting or a OSI Consent, at the close of business on the record date established by OSI or pursuant to applicable law for determining the holders of OSI Common Stock entitled to receive notice of and/or to vote at such OSI Meeting or to give consent in connection with such OSI Consent. Each such List shall be delivered to the Trustee promptly after receipt by PTI Holdco of such request or the record date for such meeting or seeking of consent, as the case may be, and in any event within sufficient time as to enable the Trustee to perform its obligations under this agreement. OSI agrees to give PTI Holdco written notice (with a copy to the Trustee) of the calling of any OSI Meeting or the seeking of any OSI Consent, together with the record dates therefor, sufficiently prior to the date of the calling of such meeting or seeking of such consent so as to enable PTI Holdco to perform its obligations under this Section 4.6.

4.7      ENTITLEMENT TO DIRECT VOTES

         Any Holder named in a List prepared in connection with any OSI Meeting or any OSI Consent will be entitled (i) to instruct the Trustee in the manner described in Section 4.3 hereof with respect to the exercise of the Holder Votes to which such Holder is entitled or (ii) to attend such meeting and personally to exercise thereat (or to exercise with respect to any written consent), as the proxy of the Trustee, the Holder Votes to which such Holder is entitled.

4.8      VOTING BY TRUSTEE, AND ATTENDANCE OF TRUSTEE REPRESENTATIVE, AT MEETING

         (a) In connection with each OSI Meeting and OSI Consent, the Trustee shall exercise, either in person or by proxy, in accordance with the instructions received from a Holder pursuant to Section 4.3 hereof, the Holder Votes as to which such Holder is entitled to direct the vote (or any lesser number thereof as may be set forth in the instructions); provided, however, that such written instructions are received by the Trustee from the Holder prior to the time and date fixed by it for receipt of such instructions in the notice given by the Trustee to the Holder pursuant to Section
              4.3 hereof.

         (b) The Trustee shall cause such representatives as are empowered by it to sign and deliver, on behalf of the Trustee, proxies for Voting Rights to attend each OSI Meeting. Upon submission by a Holder (or its designee) of identification satisfactory to the Trustee's representatives, and at the Holder's request, such representatives shall sign and deliver to such Holder (or its designee) a proxy to


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              exercise personally the Holder Votes as to which such Holder is otherwise entitled hereunder to direct the vote, if such Holder either:

              (i) has not previously given the Trustee instructions pursuant to Section 4.3 hereof in respect of such OSI Meeting, or

              (ii) submits to the Trustee's representatives written revocation of any such previous instructions.


         At such OSI Meeting, the Holder exercising such Holder Votes shall have the same rights as the Trustee to speak at the meeting in respect of any matter, question or proposition, to vote by way of ballot at the meeting in respect of any matter, question or proposition and to vote at such meeting by way of a show of hands in respect of any matter, question or proposition.

4.9      DISTRIBUTION OF WRITTEN MATERIALS

         Any written materials to be distributed by the Trustee to the Holders pursuant to this agreement shall be delivered or sent by mail (or otherwise communicated in the same manner as OSI utilizes in communications to holders of OSI Common Stock subject to the Trustee's ability to provide this method of communication and upon being advised in writing of such method) to each Holder at its address as shown on the books of PTI Holdco. PTI Holdco shall provide or cause to be provided to the Trustee for this purpose, on a timely basis and without charge or other expense:

         (a)  current lists of the Holders; and

         (b) on the request of the Trustee, mailing labels to enable the Trustee to carry out its duties under this agreement.

         The materials referred to above are to be provided by PTI Holdco to the Trustee, but shall be subject to review and comment by the Trustee.

4.10     TERMINATION OF VOTING RIGHTS

         Except as otherwise provided herein or in the Exchangeable Share Provisions, all of the rights of a Holder with respect to the Holder Votes exercisable in respect of the Exchangeable Shares held by such Holder, including the right to instruct the Trustee as to the voting of or to vote personally such Holder Votes, shall be deemed to be surrendered by the Holder to OSI, and such Holder Votes and the Voting Rights represented thereby shall cease immediately, upon the delivery by such Holder to the Trustee of the certificates representing such Exchangeable Shares in connection with the exercise by the Holder of the Exchange Right or the occurrence of the automatic exchange of Exchangeable Shares for shares of OSI Common Stock, as specified in Article 5 hereof (unless in any case OSI or OSI ULC shall not have delivered the Exchangeable Share Consideration deliverable in exchange therefor to the Trustee for delivery to the Holders), or upon the redemption of Exchangeable Shares pursuant to Article 6 or Article 7 of the Exchangeable Share Provisions, or upon the effective date of the liquidation, dissolution or winding-up of PTI Holdco or any other distribution of the assets of PTI Holdco among its shareholders for the purpose of winding up its affairs pursuant to Article 5 of the Exchangeable

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Share Provisions, or upon the purchase of Exchangeable Shares from the holder thereof by OSI pursuant to the exercise by OSI of the Retraction Call Right, the Redemption Call Right or the Liquidation Call Right.

                                   ARTICLE 5
                      EXCHANGE RIGHT AND AUTOMATIC EXCHANGE

5.1      GRANT AND OWNERSHIP OF THE EXCHANGE RIGHT AND AUTOMATIC EXCHANGE RIGHTS

         OSI hereby grants to the Trustee as trustee for and on behalf of, and for the use and benefit of, the Holders:

         (a) the right (the "Exchange Right"), upon the occurrence and during the continuance of an Insolvency Event, to require OSI to purchase or cause OSI ULC to purchase from each or any Holder all or any part of the Exchangeable Shares held by the Holders; and

         (b)  the Automatic Exchange Rights,

all in accordance with the provisions of this agreement and the Exchangeable Share Provisions, as the case may be. OSI hereby acknowledges receipt from the Trustee as trustee for and on behalf of the Holders of good and valuable consideration (and the adequacy thereof) for the grant of the Exchange Right and the Automatic Exchange Rights by OSI to the Trustee. During the term of the Trust and subject to the terms and conditions of this agreement, the Trustee shall possess and be vested with full legal ownership of the Exchange Right and the Automatic Exchange Rights and shall be entitled to exercise and enforce for the benefit of the Holders all of the rights and powers of an owner with respect to the Exchange Right and the Automatic Exchange Rights, provided that the Trustee shall:

         (c) hold the Exchange Right and the Automatic Exchange Rights and the legal title thereto as trustee solely for the use and benefit of the Holders in accordance with the provisions of this agreement; and

         (d) except as specifically authorized by this agreement, have no power or authority to exercise or otherwise deal in or with the Exchange Right or the Automatic Exchange Rights, and the Trustee shall not exercise any such rights for any purpose other than the purposes for which this Trust is created pursuant to this agreement.

5.2      LEGENDED SHARE CERTIFICATES

         PTI Holdco will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Holders of:

         (a) their right to instruct the Trustee with respect to the exercise of the Exchange Right in respect of the Exchangeable Shares held by a Holder; and

         (b)  the Automatic Exchange Rights.

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5.3      GENERAL EXERCISE OF THE EXCHANGE RIGHT

         The Exchange Right shall be and remain vested in and exercised by the Trustee. Subject to Section 7.15 hereof, the Trustee shall exercise the Exchange Right only on the basis of instructions received pursuant to this Article 5 from Holders entitled to instruct the Trustee as to the exercise thereof. To the extent that no instructions are received from a Holder with respect to the Exchange Right, the Trustee shall not exercise or permit the exercise of the Exchange Right.

5.4      PURCHASE PRICE

         The purchase price payable by OSI or OSI ULC for each Exchangeable Share to be purchased by OSI or OSI ULC under the Exchange Right shall be an amount equal to the Exchangeable Share Price on the last Business Day prior to the day of closing of the purchase and sale of such Exchangeable Share under the Exchange Right. In connection with each exercise of the Exchange Right, OSI will provide to the Trustee an Officer's Certificate setting forth the calculation of the applicable Exchangeable Share Price for each Exchangeable Share. The applicable Exchangeable Share Price for each such Exchangeable Share so purchased may be satisfied only by OSI's issuing and delivering or causing to be delivered to the Trustee, on behalf of the relevant Holder, the applicable Exchangeable Share Consideration representing the total applicable Exchangeable Share Price.

5.5      EXERCISE INSTRUCTIONS FOR EXCHANGE RIGHT

         Subject to the terms and conditions herein set forth, a Holder shall be entitled, upon the occurrence and during the continuance of an Insolvency Event, to instruct the Trustee to exercise the Exchange Right with respect to all or any part of the Exchangeable Shares registered in the name of such Holder on the books of PTI Holdco. To cause the exercise of the Exchange Right by the Trustee, the Holder shall deliver to the Trustee, in person or by certified or registered mail, at its principal transfer offices in Calgary, Alberta or at such other places in Canada as the Trustee may from time to time designate by written notice to the Holders, the certificates representing the Exchangeable Shares which such Holder desires OSI to purchase, duly endorsed in blank, and accompanied by such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under applicable law and the by-laws of PTI Holdco and such additional documents and instruments as the Trustee may reasonably require, together with:

         (a) a duly completed form of notice of exercise of the Exchange Right, contained on the reverse of or attached to the Exchangeable Share certificates, stating:

              (i) that the Holder thereby instructs the Trustee to exercise the Exchange Right so as to require OSI or OSI ULC to purchase from the Holder the number of Exchangeable Shares specified therein,

              (ii) that such Holder has good title to and owns all such Exchangeable Shares to be acquired by OSI or OSI ULC free and clear of all liens, claims, encumbrances, security interests and adverse claims or interests,

              (iii) the names in which the certificates representing OSI Common
                    Stock issuable in connection with the exercise of the Exchange Right are to be issued, and

              (iv) the names and addresses of the persons to whom the Exchangeable Share Consideration should be delivered; and

         (b) payment (or evidence satisfactory to the Trustee, PTI Holdco and OSI or OSI ULC of payment) of the taxes (if any) payable as contemplated by Section 5.8 of this agreement.

If only a part of the Exchangeable Shares represented by any certificate or certificates delivered to the Trustee are to be purchased by OSI or OSI ULC under the Exchange Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the Holder at the expense of PTI Holdco.

5.6      DELIVERY OF EXCHANGEABLE SHARE CONSIDERATION; EFFECT OF EXERCISE

         Promptly after receipt of the certificates representing the Exchangeable Shares which the Holder desires OSI or OSI ULC to purchase under the Exchange Right (together with such documents and instruments of transfer and a duly completed form of notice of exercise of the Exchange Right), duly endorsed for transfer to OSI, the Trustee shall notify OSI, OSI ULC and PTI Holdco of its receipt of the same, which notice to OSI, OSI ULC and PTI Holdco shall constitute exercise of the Exchange Right by the Trustee on behalf of the Holder of such Exchangeable Shares, and OSI or OSI ULC shall immediately thereafter deliver or cause to be delivered to the Trustee, for delivery to the Holder of such Exchangeable Shares (or to such other persons, if any, properly designated by such Holder), the Exchangeable Share Consideration deliverable in connection with the exercise of the Exchange Right; provided, however, that no such delivery shall be made unless and until the Holder requesting the same shall have paid (or provided evidence satisfactory to the Trustee, PTI Holdco and OSI or OSI ULC of the payment of) the taxes (if any) payable as contemplated by Section 5.8 of this agreement. Immediately upon the giving of notice by the Trustee to OSI, OSI ULC and PTI Holdco of the exercise of the Exchange Right, as provided in this Section 5.6, (i) the closing of the transaction of purchase and sale contemplated by the Exchange Right shall be deemed to have occurred, (ii) OSI or OSI ULC shall be required to take all action necessary to permit it to occur, including delivery to the Trustee of the relevant Exchangeable Share Consideration, no later than the close of business on the third Business Day following the receipt by the Trustee of notice, certificates and other documents as aforesaid and (iii) the Holder of such Exchangeable Shares shall be deemed to have transferred to OSI or OSI ULC all of its right, title and interest in and to such Exchangeable Shares and the related interest in the Trust Estate, shall cease to be a holder of such Exchangeable Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total purchase price therefor, unless such Exchangeable Share Consideration is not delivered by OSI or OSI ULC to the Trustee by the date specified above, in which case the rights of the Holder shall remain unaffected until such Exchangeable Share Consideration is delivered by OSI or OSI ULC and any cheque included therein is paid. Concurrently with such Holder ceasing to be a holder of Exchangeable Shares, the Holder shall be considered and deemed for all purposes to be the holder of the shares of OSI Common Stock delivered to it pursuant to the Exchange Right. Notwithstanding the foregoing, until the Exchangeable Share Consideration is delivered to the Holder, the Holder shall be deemed to still be a holder of the sold Exchangeable Shares for purposes of the Voting Rights with respect thereto.

5.7      EXERCISE OF EXCHANGE RIGHT SUBSEQUENT TO RETRACTION

         In the event that a Holder has exercised its right under Article 6 of the Exchangeable Share Provisions to require PTI Holdco to redeem any or all of the Exchangeable Shares held by the Holder (the "Retracted Shares") and is notified by PTI Holdco pursuant to Section 6.6 of the Exchangeable Share Provisions that PTI Holdco will not be permitted as a result of liquidity or solvency provisions of applicable law to redeem all such Retracted Shares, subject to receipt by the Trustee of written notice to that effect from PTI Holdco and provided that OSI or OSI ULC shall not have exercised the Retraction Call Right with respect to the Retracted Shares and that the Holder has not revoked the retraction request delivered by the Holder to PTI Holdco pursuant to
Section 6.1 of the Exchangeable Share Provisions, the retraction request will constitute and will be deemed to constitute notice from the Holder to the Trustee instructing the Trustee to exercise the Exchange Right with respect to those Retracted Shares which PTI Holdco is unable to redeem. In any such event, PTI Holdco hereby agrees with the Trustee and in favour of the Holder immediately to notify the Trustee of such prohibition against PTI Holdco's redeeming all of the Retracted Shares and immediately to forward or cause to be forwarded to the Trustee all relevant materials delivered by the Holder to PTI Holdco or to the transfer agent of the Exchangeable Shares (including without limitation a copy of the retraction request delivered pursuant to Section 6.1 of the Exchangeable Share Provisions) in connection with such proposed redemption of the Retracted Shares, and the Trustee will thereupon exercise the Exchange Right with respect to the Retracted Shares which PTI Holdco is not permitted to redeem and will require OSI or OSI ULC to purchase such shares in accordance with the provisions of this Article 5.

5.8      STAMP OR OTHER TRANSFER TAXES

         Upon any sale of Exchangeable Shares to OSI or OSI ULC pursuant to the Exchange Right or the Automatic Exchange Rights, the share certificate or certificates representing OSI Common Stock to be delivered in connection with the payment of the total purchase price therefor shall be issued in the name of the Holder of the Exchangeable Shares so sold or in such names as such Holder may otherwise direct in writing without charge to the holder of the Exchangeable Shares so sold, provided, however, that such Holder:

         (a) shall pay (and none of OSI, OSI ULC, PTI Holdco or the Trustee shall be required to pay) any documentary, stamp, transfer or other similar taxes that may be payable in respect of any transfer involved in the issuance or delivery of such shares to a person other than such Holder; or

         (b) shall have established to the satisfaction of the Trustee, OSI, OSI ULC and PTI Holdco that such taxes, if any, have been paid.

PTI Holdco and the Trustee (as directed in writing by PTI Holdco) shall be entitled to deduct and withhold from any consideration otherwise payable under this Agreement to any Holder such amounts as PTI Holdco or the Trustee is required or permitted to deduct and withhold with respect to such payment under the Income Tax Act (Canada), the United States Internal Revenue Code of 1986 or any provision of provincial, state, local or foreign tax law, in each case as amended or succeeded unless such Holder provides to PTI Holdco certificates or such other assurances as are provided for under the Income Tax Act (Canada), the United States Internal Revenue Code of 1986 or such other applicable taxation provisions. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes as having been paid to the Holder in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority as and when required. To the extent that the amount so required or permitted to be deducted or withheld from any payment to a Holder exceeds the cash portion, if any, of the consideration otherwise payable to the Holder, PTI Holdco and the Trustee are hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to PTI Holdco or the Trustee, as the case may be, to enable it to comply with such deduction or withholding requirement and PTI Holdco or the Trustee shall notify the Holder and remit to such Holder any unapplied balance of the net proceeds of such sale.

5.9      NOTICE OF INSOLVENCY EVENT

         Immediately upon the occurrence of an Insolvency Event or any event which with the giving of notice or the passage of time or both would be an Insolvency Event, PTI Holdco and OSI shall give written notice thereof to the Trustee. As soon as practicable after receiving notice from PTI Holdco or OSI of the occurrence of an Insolvency Event, the Trustee will mail to each Holder, at the expense of OSI, a notice of such Insolvency Event in the form provided by OSI, which notice shall contain a brief statement of the right of the Holders with respect to the Exchange Right.

5.10     QUALIFICATION OF OSI COMMON STOCK

         OSI covenants with the Trustee for the benefit of Holders that if any shares of OSI Common Stock (or other shares or securities into which OSI Common Stock may be reclassified or changed as contemplated by Section 2.7 of the Support Agreement) to be issued and delivered pursuant to the Exchange Right or the Automatic Exchange Rights require registration or qualification with or approval of or the filing of any document including any prospectus or similar document, the taking of any proceeding with or the obtaining of any order, ruling or consent from any governmental or regulatory authority under any Canadian or United States federal, provincial or state law or regulation or pursuant to the rules and regulations of any regulatory authority, or the fulfillment of any other legal requirement (collectively, the "Applicable Laws") before such shares (or other shares or securities into which OSI Common Stock may be reclassified or changed as contemplated by Section 2.7 of the Support Agreement) may be issued and delivered by OSI to the initial holder thereof (other than PTI Holdco) or in order that such shares may be freely tradeable thereafter (other than any restrictions on transfer by reason of a holder being a "control person" of OSI for purposes of Canadian provincial securities law or an "affiliate" of OSI for purposes of United States federal or state securities law and provided such trade is conducted through facilities of a stock exchange outside Canada), OSI will in good faith expeditiously take all such actions and do all such things as are necessary and permitted by Applicable Laws to cause such shares of OSI Common Stock (or other shares or securities into which OSI Common Stock may be reclassified or changed as contemplated by Section 2.7 of the Support Agreement) to be and remain duly registered, qualified or approved at all times in order that such shares may be issued and delivered by OSI to the initial holder thereof (other than PTI Holdco) and in order that such shares or securities may be freely tradeable thereafter (other than any restrictions on transfer by reason of a holder being a "control person" of OSI for purposes of Canadian provincial securities law or an "affiliate" of OSI for purposes of United States federal or state securities law and provided such trade is conducted through facilities of a stock exchange outside Canada) including, without limitation, the filing and maintenance of a registration statement under the Securities Act of 1933. OSI will in good faith expeditiously take all such actions and do all such things as are necessary to cause all shares of OSI Common Stock (or other shares or securities into which OSI Common Stock may be reclassified or changed as contemplated by Section 2.7 of the Support Agreement) to be delivered pursuant to the Exchange Right or the Automatic Exchange Rights to be listed, quoted or posted for trading on all stock exchanges and quotation systems on which such shares are listed, quoted or posted for trading at such time immediately upon their issuance.

5.11     RESERVATION OF SHARES OF OSI COMMON STOCK

         OSI hereby represents, warrants and covenants with the Trustee for the benefit of the Holders that it has irrevocably reserved for issuance and will at all times keep available, free from pre-emptive and other rights, out of its authorized and unissued capital stock such number of shares of OSI Common Stock:

         (a)  as is equal to the sum of

              (i) the number of Exchangeable Shares issued and outstanding from time to time, and

              (ii) the number of PTI Stock Options outstanding on the date hereof; and

         (b) as are now and may hereafter be required to enable and permit PTI Holdco to meet its obligations hereunder, under the Certificate of Incorporation of PTI Holdco, under the Support Agreement, under the Exchangeable Share Provisions and under any other security or commitment pursuant to the Arrangement with respect to which OSI may now or hereafter be required to issue shares of OSI Common Stock.

5.12     AUTOMATIC EXCHANGE ON LIQUIDATION OF OSI

         (a) OSI will give the Trustee written notice of each of the following events at the time set forth below:

              (i) in the event of any determination by the board of directors of OSI to institute voluntary liquidation, dissolution or winding-up proceedings with respect to OSI or to effect any other distribution of assets of OSI among its stockholders for the purpose of winding-up its affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution; and

         (ii) immediately, upon the earlier of

              (A) receipt by OSI of notice of, and

              (B) OSI otherwise becoming aware of

         any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of OSI or to effect any other distribution of assets of OSI among its stockholders for the purpose of winding up its affairs.

         (b) Immediately following receipt by the Trustee from OSI of notice of any event (a "Liquidation Event") contemplated by Section 5.12(a) above, the Trustee will give notice thereof to the Holders. Such notice will be provided by OSI to the Trustee and shall include a brief description of the automatic exchange of Exchangeable Shares for shares of OSI Common Stock provided for in Section 5.12(c) below.

         (c) In order that the Holders will be able to participate on a pro rata basis with the holders of OSI Common Stock in the distribution of assets of OSI in connection with a Liquidation Event, immediately prior to the effective time (the "Liquidation Event Effective Time") of a Liquidation Event, all of the then outstanding Exchangeable Shares shall be automatically exchanged for shares of OSI Common Stock. To effect such automatic exchange, OSI shall be deemed to have purchased each Exchangeable Share outstanding immediately prior to the Liquidation Event Effective Time and held by Holders, and each Holder shall be deemed to have sold the Exchangeable Shares held by it at such time, for a purchase price per share equal to the Exchangeable Share Price applicable at such time. In connection with such automatic exchange, OSI will provide to the Trustee an Officer's Certificate setting forth the calculation of the Exchangeable Share Price for each Exchangeable Share.

         (d) The closing of the transaction of purchase and sale contemplated by Section 5.12(c) above shall be deemed to have occurred immediately prior to the Liquidation Event Effective Time, and each Holder of Exchangeable Shares shall be deemed to have transferred to OSI all of the Holder's right, title and interest in and to such Exchangeable Shares and the related interest in the Trust Estate and shall cease to be a holder of such Exchangeable Shares, and OSI shall deliver to the Holder the Exchangeable Share Consideration deliverable upon the automatic exchange of Exchangeable Shares. Concurrently with such Holder's ceasing to be a holder of Exchangeable Shares, the Holder shall be considered and deemed for all purposes to be the holder of the shares of OSI Common Stock issued to it pursuant to the automatic exchange of Exchangeable Shares for OSI Common Stock, and the certificates held by the Holder previously representing the

              Exchangeable Shares exchanged by the Holder with OSI pursuant to such automatic exchange shall thereafter be deemed to represent the shares of OSI Common Stock issued to the Holder by OSI pursuant to such automatic exchange. Upon the request of a Holder and the surrender by the Holder of Exchangeable Share certificates deemed to represent shares of OSI Common Stock, duly endorsed in blank and accompanied by such instruments of transfer as OSI may reasonably require, OSI shall deliver or cause to be delivered to the Holder certificates representing the shares of OSI Common Stock of which the Holder is the holder. Notwithstanding the foregoing, until each Holder is actually entered on the register of holders of OSI Common Stock, such Holder shall be deemed to still be a holder of the transferred Exchangeable Shares for purposes of all Voting Rights with respect thereto.

                                   ARTICLE 6
              RESTRICTIONS ON ISSUANCE OF OSI SPECIAL VOTING STOCK

         During the term of this agreement, OSI will not issue any shares of OSI Special Voting Stock in addition to the Voting Share.

                                   ARTICLE 7
                             CONCERNING THE TRUSTEE

7.1      POWERS AND DUTIES OF THE TRUSTEE

         The rights, powers and authorities of the Trustee under this agreement, in its capacity as trustee of the Trust, shall include:

         (a) receipt and deposit of the Voting Share from OSI as trustee for and on behalf of the Holders in accordance with the provisions of this agreement;

         (b) granting proxies and distributing materials to Holders as provided in this agreement;

         (c) voting the Holder Votes in accordance with the provisions of this agreement;

         (d) receiving the grant of the Exchange Right and the Automatic Exchange Rights from OSI as trustee for and on behalf of the Holders in accordance with the provisions of this agreement;

         (e) exercising the Exchange Right and enforcing the benefit of the Automatic Exchange Rights, in each case in accordance with the provisions of this agreement, and in connection therewith receiving from Holders Exchangeable Shares and other requisite documents and distributing to such Holders the shares of OSI Common Stock and cheques and property, if any, to which such Holders are entitled upon the exercise of the Exchange Right or pursuant to the Automatic Exchange Rights, as the case may be;

         (f)  holding title to the Trust Estate;

         (g) investing any moneys forming, from time to time, a part of the Trust Estate as provided in this agreement;

         (h) taking action at the direction of a Holder or Holders to enforce the obligations of OSI under this agreement; and

         (i) taking such other actions and doing such other things as are specifically provided in this agreement.

         In the exercise of such rights, powers and authorities, the Trustee shall have (and is granted) such incidental and additional rights, powers and authority not in conflict with any of the provisions of this agreement as the Trustee, acting in good faith and in the reasonable exercise of its discretion, may deem necessary, appropriate or desirable to effect the purpose of the Trust. Any exercise of such discretionary rights, powers and authorities by the Trustee shall be final, conclusive and binding upon all persons. For greater certainty, the Trustee shall have only those duties as are set out specifically in this agreement. The Trustee in exercising its rights, powers, duties and authorities hereunder shall act honestly and in good faith with a view to the best interests of the Holders and shall exercise the care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances. The Trustee shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall be specifically required to do so under the terms hereof nor shall the Trustee be required to take any notice of, or to do or to take any act, action or proceeding as a result of any default or breach of any provision hereunder, unless and until notified in writing of such default or breach, which notices shall distinctly specify the default or breach desired to be brought to the attention of the Trustee and in the absence of such notice the Trustee may for all purposes of this agreement conclusively assume that no default or breach has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein.

7.2      NO CONFLICT OF INTEREST

         The Trustee represents to PTI Holdco and OSI that at the date of execution and delivery of this agreement there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder and the role of the Trustee in any other capacity. The Trustee shall, within 90 days after it becomes aware that such a material conflict of interest exists, either eliminate such material conflict of interest or resign in the manner and with the effect specified in Article 10 hereof. If, notwithstanding the foregoing provisions of this Section 7.2, the Trustee has such a material conflict of interest, the validity and enforceability of this agreement shall not be affected in any manner whatsoever by reason only of the existence of such material conflict of interest. If the Trustee contravenes the foregoing provisions of this Section 7.2, any interested party may apply to the superior court of the province in which PTI Holdco has its registered office for an order that the Trustee be replaced as trustee hereunder.

7.3      DEALINGS WITH TRANSFER AGENTS, REGISTRARS, ETC.

         PTI Holdco and OSI irrevocably authorize the Trustee, from time to time, to:

         (a) consult, communicate and otherwise deal with the respective registrars and transfer agents, and with any such subsequent registrar or transfer agent, of the Exchangeable Shares and OSI Common Stock; and

         (b)  requisition, from time to time,

              (i) from any such registrar or transfer agent any information readily available from the records maintained by it which the Trustee may reasonably require for the discharge of its duties and responsibilities under this agreement, and

              (ii) from the transfer agent of OSI Common Stock, and any subsequent transfer agent of such shares, to complete the exercise from time to time of the Exchange Right and the Automatic Exchange Rights in the manner specified in Article 5 hereof, the share certificates issuable upon such exercise.

         PTI Holdco and OSI irrevocably authorize their respective registrars and transfer agents to comply with all such requests. OSI covenants that it will supply its transfer agent with duly executed share certificates for the purpose of completing the exercise from time to time of the Exchange Right and the Automatic Exchange Rights, in each case pursuant to Article 5 hereof.

7.4      BOOKS AND RECORDS

         The Trustee shall keep available for inspection by OSI and PTI Holdco, at the Trustee's principal transfer office in Calgary, Alberta, correct and complete books and records of account relating to the Trustee's actions under this agreement, including without limitation all information relating to mailings and instructions to and from Holders and all transactions pursuant to the Voting Rights, the Exchange Right and the Automatic Exchange Rights for the term of this agreement. On or before March 31, 2001, and on or before March 31 in every year thereafter, so long as the Voting Share is on deposit with the Trustee, the Trustee shall transmit to OSI and PTI Holdco a brief report, dated as of the preceding December 31, with respect to:

         (a) the property and funds comprising the Trust Estate as of that date;

         (b) the number of exercises of the Exchange Right, if any, and the aggregate number of Exchangeable Shares received by the Trustee on behalf of Holders in consideration of the issue and delivery by OSI of shares of OSI Common Stock in connection with the Exchange Right, during the calendar year ended on such date; and

         (c) all other actions taken by the Trustee in the performance of its duties under this agreement which it had not previously reported.

7.5      INCOME TAX RETURNS AND REPORTS

         The Trustee shall, to the extent necessary, prepare and file on behalf of the Trust appropriate United States and Canadian income tax returns and any other returns or reports as may be required by applicable law or pursuant to the rules and regulations of any securities exchange or other trading system through which the Exchangeable Shares are traded and, in connection therewith, may obtain the advice and assistance of such experts as the Trustee may consider necessary or advisable. If requested by the Trustee, OSI shall retain such experts for purposes of providing such advice and assistance.

7.6      INDEMNIFICATION PRIOR TO CERTAIN ACTIONS BY TRUSTEE

         The Trustee shall exercise any or all of the rights, duties, powers or authorities vested in it by this agreement at the request, order or direction of any Holder upon such Holder's furnishing to the Trustee reasonable funding, security and indemnity against the costs, expenses and liabilities which may be incurred by the Trustee therein or thereby; provided that no Holder shall be obligated to furnish to the Trustee any such funding, security or indemnity in connection with the exercise by the Trustee of any of its rights, duties, powers and authorities with respect to the Voting Share pursuant to Article 4 hereof, subject to Section 7.15 hereof, and with respect to the Exchange Right pursuant to Article 5 hereof, subject to Section 7.15 hereof, and with respect to the Automatic Exchange Rights pursuant to Article 5 hereof. None of the provisions contained in this agreement shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the exercise of any of its rights, powers, duties or authorities unless funded, given funds, security and indemnified as aforesaid.

7.7      ACTIONS BY HOLDERS

         No Holder shall have the right to institute any action, suit or proceeding or to exercise any other remedy authorized by this agreement for the purpose of enforcing any of its rights or for the execution of any trust or power hereunder unless the Holder has requested the Trustee to take or institute such action, suit or proceeding and furnished the Trustee with the funding, security and indemnity referred to in Section 7.6 hereof and the Trustee shall have failed to act within a reasonable time thereafter. In such case, but not otherwise, the Holder shall be entitled to take proceedings in any court of competent jurisdiction such as the Trustee might have taken; it being understood and intended that no one or more Holders shall have any right in any manner whatsoever to affect, disturb or prejudice the rights hereby created by any such action, or to enforce any right hereunder or under the Voting Rights, the Exchange Right or the Automatic Exchange Rights, except subject to the conditions and in the manner herein provided, and that all powers and trusts hereunder shall be exercised and all proceedings at law shall be instituted, had and maintained by the Trustee, except only as herein provided, and in any event for the equal benefit of all Holders.

7.8      RELIANCE UPON DECLARATIONS

         The Trustee shall not be considered to be in contravention of any of its rights, powers, duties and authorities hereunder if, when required, it acts and relies in good faith upon lists, mailing labels, notices, statutory declarations, certificates, opinions, reports or other papers or documents furnished pursuant to the provisions hereof or required by the Trustee to be furnished to it in the exercise of its rights, powers, duties and authorities hereunder, and such lists, mailing labels, notices, statutory declarations, certificates, opinions, reports or other papers or documents comply with the provisions of Section 7.9 hereof, if applicable, and with any other applicable provisions of this agreement.

7.9      EVIDENCE AND AUTHORITY TO TRUSTEE

         PTI Holdco and/or OSI shall furnish to the Trustee evidence of compliance with the conditions provided for in this agreement relating to any action or step required or permitted to be taken by PTI Holdco and/or OSI or the Trustee under this agreement or as a result of any obligation imposed under this agreement, including, without limitation, in respect of the Voting Rights or the Exchange Right or the Automatic Exchange Rights and the taking of any other action to be taken by the Trustee at the request of or on the application of PTI Holdco and/or OSI forthwith if and when:

         (a) such evidence is required by any other section of this agreement to be furnished to the Trustee in accordance with the terms of this Section 7.9; or

         (b) the Trustee, in the exercise of its rights, powers, duties and authorities under this agreement, gives PTI Holdco and/or OSI written notice requiring it to furnish such evidence in relation to any particular action or obligation specified in such notice.

         Such evidence shall consist of an Officer's Certificate of PTI Holdco and/or OSI or a statutory declaration or a certificate made by persons entitled to sign an Officer's Certificate stating that any such condition has been complied with in accordance with the terms of this agreement.

         Whenever such evidence relates to a matter other than the Voting Rights or the Exchange Right or the Automatic Exchange Rights, and except as otherwise specifically provided herein, such evidence may consist of a report or opinion of any solicitor, auditor, accountant, appraiser, valuer, engineer or other expert or any other person whose qualifications give authority to a statement made by him, provided that, if such report or opinion is furnished by a director, officer or employee of PTI Holdco and/or OSI, it shall be in the form of an Officer's Certificate or a statutory declaration.

         Each statutory declaration, certificate, opinion or report furnished to the Trustee as evidence of compliance with a condition provided for in this agreement shall include a statement by the person giving the evidence:

              (i) declaring that such person has read and understands the provisions of this agreement relating to the condition in question;

              (ii) describing the nature and scope of the examination or investigation upon which such person based the statutory declaration, certificate, statement or opinion; and

              (iii) declaring that such person has made such examination or investigation as such person believes is necessary to enable such person to make the statements or give the opinions contained or expressed therein.

7.10     EXPERTS, ADVISERS AND AGENTS

         The Trustee may:

         (a) in relation to these presents act and rely on the opinion or advice of or information obtained from or prepared by any solicitor, auditor, accountant, appraiser, valuer, engineer or other expert, whether retained by the Trustee or by PTI Holdco and/or OSI or otherwise, and may employ such assistants as may be necessary to the proper determination and discharge of its powers and duties and determination of its rights hereunder and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid; and

         (b) employ such agents and other assistants as it may reasonably require for the proper determination and discharge of its powers and duties hereunder, and may pay reasonable remuneration for all services performed for it (and shall be entitled to receive reasonable remuneration for all services performed by it) in the discharge of the trusts hereof and compensation for all disbursements, costs and expenses made or incurred by it in the determination and discharge of its duties hereunder and in the management of the Trust.

7.11     INVESTMENT OF MONEYS HELD BY TRUSTEE

         Unless otherwise provided in this agreement, any moneys held by or on behalf of the Trustee which under the terms of this agreement may or ought to be invested or which may be on deposit with the Trustee or which may be in the hands of the Trustee, may be invested and reinvested in the name or under the control of the Trustee in securities in which, under the laws of the Province of Alberta, trustees are authorized to invest trust moneys; provided that such securities are stated to mature within two years after their purchase by the Trustee, and the Trustee shall so invest such moneys on the written direction of PTI Holdco. Pending the investment of any moneys as hereinbefore provided, such moneys may be deposited in the name of the Trustee in any chartered bank in Canada or, with the consent of PTI Holdco, in the deposit department of the Trustee or any other loan or trust company authorized to accept deposits under the laws of Canada or any province thereof at the rate of interest then current on similar deposits.

7.12     TRUSTEE NOT REQUIRED TO GIVE SECURITY

         The Trustee shall not be required to give any bond or security in respect of the execution of the trusts, rights, duties, powers and authorities of this agreement or otherwise in respect of the premises.

7.13     TRUSTEE NOT BOUND TO ACT ON REQUEST

         Except as in this agreement otherwise specifically provided, the Trustee shall not be bound to act in accordance with any direction or request of PTI Holdco and/or OSI or of the directors thereof until a duly authenticated copy of the instrument or resolution containing such direction or request shall have been delivered to the Trustee, and the Trustee shall be empowered to act and rely upon any such copy purporting to be authenticated and believed by the Trustee to be genuine.

7.14     AUTHORITY TO CARRY ON BUSINESS

         The Trustee represents to PTI Holdco and OSI that at the date of execution and delivery by it of this agreement it is authorized to carry on the business of a trust company in the Province of Alberta but if, notwithstanding the provisions of this Section 7.14, it ceases to be so authorized to carry on business, the validity and enforceability of this agreement and the Voting Rights, the Exchange Right and the Automatic Exchange Rights shall not be affected in any manner whatsoever by reason only of such event; provided, however, the Trustee shall, within 90 days after ceasing to be authorized to carry on the business of a trust company in the Province of Alberta, either become so authorized or resign in the manner and with the effect specified in
Article 10 hereof.

7.15     CONFLICTING CLAIMS

         If conflicting claims or demands are made or asserted with respect to any interest of any Holder in any Exchangeable Shares, including any disagreement between the heirs, representatives, successors or assigns succeeding to all or any part of the interest of any Holder in any Exchangeable Shares resulting in conflicting claims or demands being made in connection with such interest, then the Trustee shall be entitled, at its sole discretion, to refuse to recognize or to comply with any such claim or demand. In so refusing, the Trustee may elect not to exercise any Voting Rights, Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands and, in so doing, the Trustee shall not be or become liable to any person on account of such election or its failure or refusal to comply with any such conflicting claims or demands. The Trustee shall be entitled to continue to refrain from acting and to refuse to act until:

         (a) the rights of all adverse claimants with respect to the Voting Rights, Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands have been adjudicated by a final judgment of a court of competent jurisdiction; or

         (b) all differences with respect to the Voting Rights, Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands have been conclusively settled by a valid written agreement binding on all such adverse claimants, and the Trustee shall have been furnished with an executed copy of such agreement.

         If the Trustee elects to recognize any claim or comply with any demand made by any such adverse claimant, it may in its discretion require such claimant to furnish such surety bond or other security satisfactory to the Trustee as it shall deem appropriate fully to indemnify it as between all conflicting claims or demands.

7.16     ACCEPTANCE OF TRUST

         The Trustee hereby accepts the Trust created and provided for by and in this agreement and agrees to perform the same upon the terms and conditions herein set forth and to hold all rights, privileges and benefits conferred hereby and by law in trust for the various persons who shall from time to time be Holders, subject to all the terms and conditions herein set forth.

                                   ARTICLE 8
                                  COMPENSATION

OSI and PTI Holdco jointly and severally agree to pay to the Trustee reasonable compensation for all of the services rendered by it under this agreement and will reimburse the Trustee for all reasonable expenses (including but not limited to taxes, compensation paid to experts, agents and advisors, and travel expenses) and disbursements, including the cost and expense of any suit or litigation of any character and any proceedings before any governmental agency, reasonably incurred by the Trustee in connection with its rights and duties under this agreement; provided that OSI and PTI Holdco shall have no obligation to reimburse the Trustee for any expenses or disbursements paid, incurred or suffered by the Trustee in any suit or litigation in which the Trustee is determined to have acted in bad faith or with negligence or willful misconduct.

                                   ARTICLE 9
                   INDEMNIFICATION AND LIMITATION OF LIABILITY

9.1      INDEMNIFICATION OF THE TRUSTEE

         OSI and PTI Holdco jointly and severally agree to indemnify and hold harmless the Trustee and each of its directors, officers, employees and agents appointed and acting in accordance with this agreement (collectively, the "Indemnified Parties") against all claims, losses, damages, costs, penalties, fines and reasonable expenses (including reasonable expenses of the Trustee's legal counsel) which, without fraud, negligence, willful misconduct or bad faith on the part of such Indemnified Party, may be paid, incurred or suffered by the Indemnified Party by reason of or as a result of the Trustee's acceptance or administration of the Trust, its compliance with its duties set forth in this agreement, or any written or oral instructions delivered to the Trustee by OSI or PTI Holdco pursuant hereto. In no case shall OSI or PTI Holdco be liable under this indemnity for any claim against any of the Indemnified Parties unless OSI and PTI Holdco shall be notified by the Trustee of the written assertion of a claim or of any action commenced against the Indemnified Parties, promptly after any of the Indemnified Parties shall have received any such written assertion of a claim or shall have been served with a summons or other first legal process giving information as to the nature and basis of the claim. Subject to (ii) below, OSI and PTI Holdco shall be entitled to participate at their own expense in the defense and, if OSI or

PTI Holdco so elect at any time after receipt of such notice, either of them may assume the defense of any suit brought to enforce any such claim. The Trustee shall have the right to employ separate counsel in any such suit and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Trustee unless: (i) the employment of such counsel has been authorized by OSI or PTI Holdco, such authorization not to be unreasonably withheld; or (ii) the named parties to any such suit include both the Trustee and OSI or PTI Holdco and the Trustee shall have been advised by counsel acceptable to OSI or PTI Holdco that there may be one or more legal defenses available to the Trustee that are different from or in addition to those available to OSI or PTI Holdco and that an actual or potential conflict of interest exists (in which case OSI and PTI Holdco shall not have the right to assume the defense of such suit on behalf of the Trustee, but shall be liable to pay the reasonable fees and expenses of counsel for the Trustee). This indemnity shall survive the resignation or removal of the Trustee and the termination of the trust.

9.2      LIMITATION OF LIABILITY

         The Trustee shall not be held liable for any loss which may occur by reason of depreciation of the value of any part of the Trust Estate or any loss incurred on any investment of funds pursuant to this agreement, except to the extent that such loss is attributable to the fraud, negligence, willful misconduct or bad faith on the part of the Trustee.

                                   ARTICLE 10
                                CHANGE OF TRUSTEE

10.1     RESIGNATION

         The Trustee, or any trustee hereafter appointed, may at any time resign by giving written notice of such resignation to OSI and PTI Holdco specifying the date on which it desires to resign, provided that such notice shall never be given less than 60 days before such desired resignation date unless OSI and PTI Holdco otherwise agree and provided further that such resignation shall not take effect until the date of the appointment of a successor trustee and the acceptance of such appointment by the successor trustee. Upon receiving such notice of resignation, OSI and PTI Holdco shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which shall be delivered to the resigning trustee and one copy to the successor trustee. Failing acceptance by a successor trustee, a successor trustee may be appointed by an order of the superior court of the province in which PTI Holdco has its registered office upon application of one or more of the parties hereto.

10.2     REMOVAL

         The Trustee, or any trustee hereafter appointed, may be removed with or without cause, at any time on 60 days prior notice by written instrument executed by OSI and PTI Holdco, in duplicate, one copy of which shall be delivered to the trustee so removed and one copy to the successor trustee; provided that, in connection with such removal, provision is made for a replacement trustee similar to that contemplated in Section 10.1.

10.3     SUCCESSOR TRUSTEE

         Any successor trustee appointed as provided under this agreement shall execute, acknowledge and deliver to OSI and PTI Holdco and to its predecessor trustee an instrument accepting such appointment. Thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor under this agreement, with like effect as if originally named as trustee in this agreement. However, on the written request of OSI and PTI Holdco or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of this agreement, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon the request of any such successor trustee, OSI, PTI Holdco and such predecessor trustee shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.

10.4     NOTICE OF SUCCESSOR TRUSTEE

         Upon acceptance of appointment by a successor trustee as provided herein, OSI and PTI Holdco shall cause to be mailed notice of the succession of such trustee hereunder to each Holder specified in a List. If OSI or PTI Holdco shall fail to cause such notice to be mailed within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of OSI and PTI Holdco.

                                   ARTICLE 11
                                   SUCCESSORS

11.1     CERTAIN REQUIREMENTS IN RESPECT OF COMBINATION, ETC.

         Neither OSI nor PTI Holdco shall enter into any transaction (whether by way of reconstruction, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other Person or, in the case of a merger, of the continuing corporation resulting therefrom, but may do so if:

         (a)  (i)   such other Person or continuing corporation (the
                    "Successor"), by operation of law, becomes, without further action, bound by the terms and provisions of this agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction an agreement supplemental hereto and such other instruments (if any) as are satisfactory to the Trustee and in the opinion of legal counsel to the Trustee are necessary or advisable to evidence the assumption by the Successor of liability for all moneys payable and property deliverable hereunder, the covenant of such Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of OSI or PTI Holdco, as the case may be, under this agreement; and

              (i) such transaction shall, to the satisfaction of the Trustee, be upon such terms which substantially preserve and do not impair in any material respect any of the rights, duties, powers and authorities of the Trustee or of the Holders hereunder; or

         (b)  all Exchangeable Shares are redeemed or repurchased pursuant to
              Article 7 of the Exchangeable Share Provisions or under the Redemption Call Rights prior to or concurrently with the consummation of such transactions.

11.2     VESTING OF POWERS IN SUCCESSOR

         Whenever the conditions of Section 11. 1 hereof have been duly observed and performed, the Trustee, if required by Section 11.1 hereof, the Successor and OSI or PTI Holdco, as the case may be, shall execute and deliver the supplemental agreement provided for in Article 12 hereof, and thereupon the Successor shall possess and from time to time may exercise each and every right and power of OSI or PTI Holdco, as the case may be, under this agreement in the name of OSI or PTI Holdco, as the case may be, or otherwise and any act or proceeding by any provision of this agreement required to be done or performed by the board of directors or any officers of OSI or PTI Holdco may be done and performed with like force and effect by the directors or officers of such Successor.

11.3     WHOLLY-OWNED SUBSIDIARIES

         Nothing herein shall be construed as preventing: (a) the amalgamation or merger of any wholly-owned subsidiary of OSI with or into OSI; or (b) the winding-up, liquidation or dissolution of any wholly-owned subsidiary of OSI provided that all of the assets of such subsidiary are transferred to OSI or another wholly-owned subsidiary of OSI, and any such transactions are hereby expressly permitted.

                                   ARTICLE 12
                     AMENDMENTS AND SUPPLEMENTAL AGREEMENTS

12.1     AMENDMENTS, MODIFICATIONS, ETC.

         Subject to Sections 12.2 and 12.4, this agreement may not be amended, modified or waived except by an agreement in writing executed by PTI Holdco, OSI and the Trustee and approved by the Holders in accordance with Section 9.2 of the Exchangeable Share Provisions. No amendment to or modification or waiver of any of the provisions of this agreement otherwise permitted hereunder shall be effective unless made in writing and signed by all of the parties hereto.

12.2     MINISTERIAL AMENDMENTS

         Notwithstanding the provisions of Section 12.1 hereof, the parties to this agreement may in writing, at any time and from time to time, without the approval of the Holders, amend or modify this agreement for the purposes of:

         (a) adding to the covenants of any or all of the parties hereto for the protection of the Holders hereunder subject to the receipt by the Trustee of an opinion of its counsel that the addition of the proposed covenant is not prejudicial to the interests of the Holders as a whole or the Trustee;

         (b) making such amendments or modifications not inconsistent with this agreement as may be necessary or desirable with respect to matters or questions which, in the opinion of the board of directors of each of OSI and PTI Holdco and in the opinion of the Trustee and its counsel, having in mind the best interests of the Holders as a whole, it may be expedient to make, provided that such boards of directors and the Trustee and its counsel shall be of the opinion that such amendments and modifications will not be prejudicial to the interests of the Holders as a whole;

         (c) making such changes or corrections which, on the advice of counsel to PTI Holdco, OSI and the Trustee, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error; provided that the Trustee and its counsel and the board of directors of each of PTI Holdco and OSI shall be of the opinion that such changes or corrections will not be prejudicial to the interests of the Holders as a whole; or

         (d) making such changes as may be necessary or appropriate to implement or give effect to any assignment or assumption made pursuant to Section 14.9 hereof.

12.3     MEETING TO CONSIDER AMENDMENTS

         PTI Holdco, at the request of OSI, shall call a meeting or meetings of the Holders for the purpose of considering any proposed amendment or modification requiring approval pursuant hereto. Any such meeting or meetings shall be called and held in accordance with the by-laws of PTI Holdco, the Exchangeable Share Provisions and all applicable laws.

12.4     CHANGES IN CAPITAL OF OSI AND PTI HOLDCO

         At all times after the occurrence of any event effected pursuant to
Section 2.7 or Section 2.8 of the Support Agreement, as a result of which either OSI Common Stock or the Exchangeable Shares or both are in any way changed, this agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which OSI Common Stock or the Exchangeable Shares or both are so changed, and the parties hereto shall execute and deliver a supplemental agreement giving effect to and evidencing such necessary amendments and modifications.

12.5     EXECUTION OF SUPPLEMENTAL AGREEMENTS

         From time to time, PTI Holdco (when authorized by a resolution of its Board of Directors), OSI (when authorized by a resolution of its board of directors) and the Trustee may, subject to the provisions of these presents, and they shall, when so directed by these presents, execute and deliver by their proper officers, agreements or other instruments supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

         (a) evidencing the succession of any Successors to OSI and the covenants of and obligations assumed by each such Successor in accordance with the provisions of Article 11 and the successor of any successor trustee in accordance with the provisions of Article 10;

         (b) making any additions to, deletions from or alterations of the provisions of this agreement or the Voting Rights, the Exchange Right or the Automatic Exchange Rights which, in the opinion of the Trustee and its counsel, will not be prejudicial to the interests of the Holders as a whole or are in the opinion of counsel to the

              Trustee necessary or advisable in order to incorporate, reflect or comply with any legislation the provisions of which apply to OSI, PTI Holdco, the Trustee or this agreement;

         (c) to implement or give effect to any assignment or assumption made pursuant to Section 14.9 hereof; and

         (d) for any other purposes not inconsistent with the provisions of this agreement, including without limitation to make or evidence any amendment or modification to this agreement as contemplated hereby, provided that, in the opinion of the Trustee and its counsel, the rights of the Trustee and the Holders as a whole will not be prejudiced thereby.

                                   ARTICLE 13
                                   TERMINATION

13.1     TERM

         The Trust created by this agreement shall continue until the earliest to occur of the following events:

         (a)  no outstanding Exchangeable Shares are held by a Holder;

         (b) each of PTI Holdco and OSI elects in writing to terminate the Trust and such termination is approved by the Holders of the Exchangeable Shares in accordance with Section 9.1 of the Exchangeable Share Provisions; and

         (c) 21 years after the death of the last survivor of the descendants of Her Majesty Queen Elizabeth II of the United Kingdom of Great Britain and Northern Ireland living on the date of the creation of the Trust;

whereupon OSI may repurchase the Voting Share for cancellation, at par value.

13.2     SURVIVAL OF AGREEMENT

         This agreement shall survive any termination of the Trust and shall continue until there are no Exchangeable Shares outstanding held by a Holder; provided, however, that the provisions of Articles 8 and 9 hereof shall survive any such termination of this agreement.

                                   ARTICLE 14
                                     GENERAL

14.1     SEVERABILITY

         If any provision of this agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this agreement shall not in any way be affected or impaired thereby, and the agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

14.2     INUREMENT

         This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and to the benefit of the Holders.

14.3     NOTICES TO PARTIES

         All notices and other communications between the parties hereunder shall be in writing and shall be deemed to have been given if delivered personally or by confirmed telecopy to the parties at the following addresses (or at such other address for such party as shall be specified in like notice):

         (a)      if to OSI:

                  Oil States International, Inc.
                  Three Allen Center
                  333 Clay Street, Suite 333460
                  Houston, Texas 77002

                  Attention:  Cindy B. Taylor
                  Fax:  (713) 652-0499

                  with a copy to:

                  Donahue, Ernst & Young LLP
                  1000 Ernst & Young Tower
                  440 - 2nd Avenue S.W.
                  P.O. Box 2258, Station M
                  Calgary, Alberta  T2P 5E5

                  Attention:  Richard Peters
                  Fax:  (403) 206-5525

         (b)      if to PTI Holdco to:

                  892489 Alberta Inc.
                  Three Allen Center
                  333 Clay Street, Suite 333460
                  Houston, Texas 77002

                  Attention:  Cindy B. Taylor
                  Fax:  (713) 652-0499

         (c)      if to the Trustee to:

                  Montreal Trust Company of Canada
                  Suite 600, 530 - 8th Avenue S.W.
                  Calgary, Alberta
                  T2P 3S8

                  Attention:  Manager, Stock Transfer Services
                  Fax:  (403) 267-6529

         Any notice or other communication given personally shall be deemed to have been given and received upon delivery thereof, and if given by telecopy shall be deemed to have been given and received on the date of receipt thereof unless such day is not a Business Day in which case it shall be deemed to have been given and received upon the immediately following Business Day.

14.4     NOTICE TO HOLDERS

         Any and all notices to be given and any documents to be sent to any Holders may be given or sent to the address of such Holder shown on the register of Holders of Exchangeable Shares in any manner permitted by the Exchangeable Share Provisions and shall be deemed to be received (if given or sent in such manner) at the time specified in such Exchangeable Share Provisions, the provisions of which Exchangeable Share Provisions shall apply mutatis mutandis to notices or documents as aforesaid sent to such Holders.

14.5     RISK OF PAYMENTS BY POST

         Whenever payments are to be made or documents are to be sent to any Holder by the Trustee, by PTI Holdco or by OSI or by such Holder to the Trustee or to OSI or PTI Holdco, the making of such payment or sending of such document sent through the mail shall be at the risk of PTI Holdco or OSI, in the case of payments made or documents sent by the Trustee or PTI Holdco or OSI, and the Holder, in the case of payments made or documents sent by the Holder.

14.6     COUNTERPARTS

         This agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

14.7     JURISDICTION

         This agreement shall be construed and enforced in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

14.8     ATTORNMENT

         OSI agrees that any action or proceeding arising out of or relating to this agreement may be instituted in the courts of Alberta, waives any objection which it may have now or hereafter to the venue of any such action or proceeding, irrevocably submits to the jurisdiction of such courts in any such action or proceeding, agrees to be bound by any judgment of such courts and agrees not to seek, and hereby waives, any review of the merits of any such judgment by the courts of any other jurisdiction and hereby appoints PTI Holdco at its registered office in the Province of Alberta as OSI's attorney for service of process.

14.9     PERMITTED ASSIGNMENT

         OSI may assign any or all of its rights and obligations under this Agreement to OSI ULC, provided that each of OSI and OSI ULC shall thereafter, jointly and severally, be liable for the performance by OSI ULC of the obligations of OSI pursuant to this Agreement. Any and all of the obligations of OSI may be performed and satisfied by OSI ULC, except that nothing in this
Section 14.9 will permit any change to the rights, privileges, restrictions and conditions attaching to the Voting Share or Exchangeable Shares or to the Exchange Right or Automatic Exchange Rights.

         IN WITNESS WHEREOF, the parties hereby have caused this agreement to be duly executed as of the date first above written.

OIL STATES INTERNATIONAL, INC.         COMPUTERSHARE TRUST COMPANY OF CANADA

Per:  /s/ CINDY B. TAYLOR              Per: /s/ S. WILSON
      ----------------------------     -----------------------------------------

892489 ALBERTA INC.

Per:  /s/ SANDY SLATOR                 Per: /s/ COLIN W. PETRYK
      ----------------------------     -----------------------------------------

                                   APPENDIX A
                   TO THE VOTING AND EXCHANGE TRUST AGREEMENT

  ALBERTA                                    RESTATED ARTICLES OF INCORPORATION
  REGISTRIES                                           Business Corporations Act
                                                                     Section 174
--------------------------------
1.     NAME OF CORPORATION                        2.     CORPORATE ACCESS NUMBER
--------------------------------------------------------------------------------

       892489 ALBERTA INC.                                208924894
--------------------------------------------------------------------------------
3. THE CLASSES, AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE:

       See attached Schedule - "Share Capital".

4.     RESTRICTIONS ON SHARE TRANSFERS (IF ANY):

       The transfer of shares is restricted; no share of the Corporation may be transferred without the approval of the Board of Directors.

5      NUMBER, OR MINIMUM AND MAXIMUM NUMBER, OF DIRECTORS:

       Minimum:   One (1);    Maximum:  Fifteen (15)

6. IF THE CORPORATION IS RESTRICTED FROM CARRYING ON A CERTAIN BUSINESS OR RESTRICTED TO CARRYING ON A CERTAIN BUSINESS, SPECIFY THE RESTRICTION(S):

       None.

7.     OTHER PROVISIONS (IF ANY):

       See attached Schedule - "Other Rules and Provisions".

       THE RESTATED ARTICLES OF INCORPORATION CORRECTLY SET OUT ABOVE, WITHOUT SUBSTANTIVE CHANGE REPRESENT THE ARTICLES OF INCORPORATION AS AMENDED AND SUPERSEDE THE ORIGINAL ARTICLES OF INCORPORATION.

       --------------------------------------------
        Signature of Director/Authorized Officer


                                                            FEBRUARY ___, 2001
       --------------------------------------------    -------------------------
                  Title (please print)                         Date

                                  SHARE CAPITAL


A. The Corporation is authorized to issue an unlimited number of Common Shares and an unlimited number of Exchangeable Shares.

I.       PROVISIONS ATTACHING TO THE COMMON SHARES

         The Common Shares ("Common Shares") in the capital of the Corporation shall have attached thereto the following rights, privileges, restrictions and conditions:

         DIVIDENDS

         Subject to the prior rights of the Exchangeable Shares and any other shares ranking prior to the Common Shares, holders of Common Shares have a right to receive dividends when declared by the Board of Directors out of property of the Corporation legally available therefor.

         LIQUIDATION

         Subject to the prior rights of the Exchangeable Shares and any other shares ranking prior to the Common Shares, the holders of Common Shares shall, upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation for the purpose of winding-up its affairs, be entitled to receive the remaining property and assets of the Corporation.

         VOTING

         The holders of the Common Shares shall be entitled to receive notice of and to attend all meetings of shareholders (other than separate meetings of other classes or series of shares), and shall be entitled to one vote for each Common Share held.


II.      PROVISIONS ATTACHING TO THE EXCHANGEABLE SHARES

         The Exchangeable Shares in the capital of the Corporation shall have the following rights, privileges, restrictions and conditions:

                                    ARTICLE 1
                                 INTERPRETATION

1.1 For the purposes of these rights, privileges, restrictions and conditions:

         "Act" means the Business Corporations Act (Alberta), as amended, consolidated or reenacted from time to time.

         "Aggregate Equivalent Vote Amount" means, with respect to any matter, proposition or question on which holders of OSI Common Stock are entitled to vote, consent or otherwise act, the product of (i) the number of Exchangeable Shares then issued and outstanding and held by holders (other than OSI and its Subsidiaries) multiplied by (ii) the number of votes to which a holder of one share of OSI Common Stock is entitled with respect to such matter, proposition or question.

         "Automatic Redemption Date" means the date for the automatic redemption by the Corporation of Exchangeable Shares pursuant to Article 7 of these share provisions, which date shall be the first to occur of (a) the date, if any, selected pursuant to this clause (a) by the Board of Directors of the Corporation, such date to be no earlier than the fifth anniversary of the Effective Date, (b) the date selected by the Board of Directors of the Corporation (such date to be no earlier than the third or fourth anniversary of the Effective Date of the Arrangement) at a time when less than 10% or 20%, respectively, of the number of Exchangeable Shares issuable on the Effective Date (other than Exchangeable Shares held by OSI and its Subsidiaries, and as such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision or consolidation of or stock dividend on the Exchangeable Shares, any issuance or distribution of rights to acquire Exchangeable Shares or securities exchangeable for or convertible into or carrying rights to acquire Exchangeable Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets, or any other capital reorganization or other transaction involving or affecting the Exchangeable Shares), are outstanding, (c) the date the Board of Directors of the Corporation selects if an OSI Control Transaction occurs and the Board of Directors determines, in good faith and in its sole discretion, that it is not reasonable to substantially replicate the terms and conditions of the Exchangeable Shares in connection with such OSI Control Transaction and that the redemption of all but not less than all of the outstanding Exchangeable Shares is commercially or legally necessary to enable the completion of such OSI Control Transaction in accordance with its terms, (d) the Business Day following the day on which the holders of Exchangeable Shares fail to pass, at any meeting or vote, a resolution regarding any matter on which the holders of Exchangeable Shares are entitled to vote as shareholders of the Corporation and which has been proposed by the Board of Directors of the Corporation, provided that this clause (d) shall not apply to any resolution to amend the Exchangeable Share Provisions, the Support Agreement or the Voting and Exchange Trust

         Agreement, or (e) the Business Day following the day on which the holders of Exchangeable Shares fail to take the necessary action at a meeting or other vote of holders of Exchangeable Shares, if and to the extent such action is required, to approve or disapprove, as applicable, any change to, or in the rights of the holders of, Exchangeable Shares, if the approval or disapproval, as applicable, of such change would be required to maintain the economic and legal equivalence of the Exchangeable Shares and the OSI Common Stock.

         "Board of Directors" means the board of directors of the Corporation and any committee thereof acting within its authority.

         "Business Day" means any day other than a Saturday, a Sunday or a day when banks are not open for business in either or both of Houston, Texas and Edmonton, Alberta.

         "Canadian Dollar Equivalent" means in respect of an amount expressed in a foreign currency (the "Foreign Currency Amount") at any date the product obtained by multiplying:

         (a)  the Foreign Currency Amount by,

         (b) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such spot exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purpose.

         "Combination Agreement" means the agreement so entitled dated as of July 31, 2000 by and among OSI, HWC Energy Services, Inc., Merger Sub-HWC, Inc., Sooner Inc., Merger Sub-Sooner, Inc. and PTI.

         "Common Shares" means the common shares in the capital of the Corporation.

         "Current Market Price" means, in respect of a share of OSI Common Stock on any date, the average of the closing price per share (computed and rounded to the third decimal point) of shares of OSI Common Stock during the period of 20 consecutive trading days ending not more than five trading days before such date on the New York Stock Exchange, or, if OSI Common Stock is not then traded on the New York Stock Exchange, on such other principal U.S. stock exchange or automated quotation system on which the OSI Common Stock is then listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if, in the opinion of the Board of Directors the public distribution or trading activity of OSI Common Stock during such period does not create a market which reflects the fair market value of a share of OSI Common Stock, then the Current Market Price of a share of OSI Common Stock shall be determined by the Board of Directors based upon the advice of such qualified independent financial advisors as the Board of Directors may deem to be appropriate, and provided further any such selection, opinion or determination by the Board of Directors shall be conclusive and binding.

         "Effective Date" has the meaning ascribed thereto in the Plan of Arrangement.

         "Exchangeable Share Consideration" means, with respect to each Exchangeable Share, for any acquisition of or redemption of or distribution of assets of the Corporation in respect of or purchase pursuant to these share provisions, the Plan of Arrangement, the Support Agreement or the Voting and Exchange Trust Agreement:

         (a) the Current Market Price of one share of OSI Common Stock deliverable in connection with such action;

         (b) a cheque or cheques payable at par at any branch of the bankers of the payor in the amount of all declared, payable and unpaid, and all undeclared but payable, cash dividends deliverable in connection with such action; and

         (c) such stock or other property constituting any declared and unpaid, and all undeclared but payable, non-cash dividends deliverable in connection with such action,

         provided that (i) that part of the consideration which represents (a) above, shall be fully paid and satisfied by the delivery of one share of OSI Common Stock that is freely tradeable, such share to be duly issued as a fully paid and non-assessable share, (ii) that part of the consideration which represents (c), above, unpaid shall be fully paid and satisfied by delivery of such non-cash items, and (iii) any such consideration shall be delivered free and clear of any lien, claim, encumbrance, security interest or adverse claim or interest less any tax required to be deducted and withheld therefrom and without interest.

         "Exchangeable Share Price" means, for each Exchangeable Share, an amount equal to the aggregate of:

         (a)  the Current Market Price of a share of OSI Common Stock; plus

         (b) an additional amount equal to the full amount of all cash dividends declared, payable and unpaid on such Exchangeable Share; plus

         (c) an additional amount equal to all dividends declared and payable on OSI Common Stock which have not been declared on Exchangeable Shares in accordance herewith; plus

         (d) an additional amount representing non-cash dividends declared, payable and unpaid on such Exchangeable Share.

         "Exchangeable Shares" means the Exchangeable Shares of the Corporation having the rights, privileges, restrictions and conditions set forth herein.

         "freely tradeable", with respect to OSI Common Stock, means freely transferable under Canadian provincial securities laws and U.S. federal and state securities laws (pursuant to an effective resale shelf registration statement or otherwise and assuming the reasonable cooperation of the holder or recipient of OSI Common Stock in connection with any required resale shelf registration statement), except to the extent restrictions arise by reason of a person being a "control person" of OSI for the purposes of Canadian provincial securities laws or an "affiliate" of OSI for the purposes of United States federal or state securities laws, provided any trades in such securities are conducted through the facilities of a stock exchange outside Canada.

         "Liquidation Amount" has the meaning provided in Section 5.1.

         "Liquidation Call Right" has the meaning provided in the Restated Articles of Incorporation of the Corporation.

         "Liquidation Call Purchase Price" has the meaning provided in the Restated Articles of Incorporation of the Corporation.

         "Liquidation Date" has the meaning provided in Section 5.1.

         "OSI" means Oil States International, Inc., a corporation organized and existing under the laws of the State of Delaware and includes any successor corporation or any corporation in which the holders of OSI Common Stock hold securities resulting from the application of Section
         2.7 of the Support Agreement.

         "OSI Call Notice" has the meaning provided in Section 6.3.

         "OSI Common Stock" means the shares of common stock of OSI, with a par value of U.S. $0.01 per share, having voting rights of one vote per share, and any other securities resulting from the application of
         Section 2.7 of the Support Agreement.

         "OSI Control Transaction" means any merger or amalgamation involving OSI, any tender offer for OSI, and any material sale of shares or rights or interests therein or thereto by OSI or similar transactions, or any proposal to do so, provided that upon completion of any such transaction the holders of OSI Common Stock immediately before such transaction would hold, directly or indirectly, less than 50% of the voting securities, or securities exchangeable or exercisable for or convertible into voting securities, of the merged or amalgamated corporation, the offeror or the purchaser, as the case may be.

         "OSI Dividend Declaration Date" means the date on which the board of directors of OSI declares any dividend on the OSI Common Stock.

         "OSI Special Share" means the one share of Special Voting Stock of OSI, with a par value of U.S. $0.01, and having voting rights at meetings of holders of OSI Common Stock equal to the Aggregate Equivalent Voting Amount.

         "OSI ULC" has the meaning provided in the Voting and Exchange Trust Agreement.

         "PTI" means PTI Group Inc., a corporation organized and existing under the Act.

         "Plan of Arrangement" means the plan of arrangement involving and affecting PTI and the holders of common shares and options, PTI Amalco and the holders of its shares, the Corporation and the holders of its shares, OSI and OSI ULC under section 186 of the Act contemplated in the Combination Agreement, as further amended and restated from time to time.

         "Purchase Price" has the meaning provided in Section 6.3.

         "Redemption Call Purchase Price" has the meaning provided in the Restated Articles of Incorporation of the Corporation.

         "Redemption Call Right" has the meaning provided in the Restated Articles of Incorporation of the Corporation.

         "Redemption Price" has the meaning provided in Section 7.1.

         "Retracted Shares" has the meaning provided in subsection 6.1 (a).

         "Retraction Call Right" has the meaning provided in subsection 6.1 (c).

         "Retraction Date" has the meaning provided in subsection 6.1 (b).

         "Retraction Price" has the meaning provided in Section 6. 1.

         "Retraction Request" has the meaning provided in Section 6.1.

         "Subsidiary", in relation to any person, means any body corporate, partnership, joint venture, association or other entity of which more than 50% of the total voting power of shares of stock or units of ownership or beneficial interest entitled to vote in the election of directors (or members of a comparable governing body) is owned or controlled, directly or indirectly, by such person.

         "Support Agreement" means the Support Agreement between OSI and the Corporation, made as of the Effective Date.

         "Transfer Agent" means the duly appointed transfer agent for the time being of the Exchangeable Shares at its offices in each of Calgary, Alberta and Toronto, Ontario.

         "Trustee" means the Trustee appointed under the Voting and Exchange Trust Agreement, and any successor trustee.

         "Voting and Exchange Trust Agreement" means the Voting and Exchange Trust Agreement among the Corporation, OSI and the Trustee, made as of the Effective Date.

                                    ARTICLE 2
                         RANKING OF EXCHANGEABLE SHARES

2.1 The Exchangeable Shares shall be entitled to a preference over the Common Shares and any other shares ranking junior to the Exchangeable Shares, with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

                                    ARTICLE 3
                                    DIVIDENDS

3.1 Subject to Section 3.2 below, a holder of an Exchangeable Share shall be entitled to receive and the Board of Directors shall, subject to applicable law, on each OSI Dividend Declaration Date, declare a dividend on each Exchangeable Share:

         (a) in the case of a cash dividend declared on the OSI Common Stock, in an amount in cash for each Exchangeable Share in U.S. dollars, or the Canadian Dollar Equivalent thereof on the OSI Dividend Declaration Date, in each case corresponding to the cash dividend declared on each share of OSI Common Stock;

         (b) in the case of a stock dividend declared on OSI Common Stock to be paid in shares of OSI Common Stock, in such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of shares of OSI Common Stock to be paid on each share of OSI Common Stock; or

         (c) in the case of a dividend declared on the OSI Common Stock in property other than cash or OSI Common Stock, in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent to (to be determined by the Board of Directors as contemplated by Section 3.6 hereof) the type and amount of property declared as a dividend on each share of OSI Common Stock.

         Such dividends shall be paid out of money, assets or property of the Corporation properly applicable to the payment of dividends, or out of authorized but unissued shares of the Corporation, as applicable.

3.2 In the case of a stock dividend declared on the OSI Common Stock to be paid in shares of OSI Common Stock, in lieu of declaring the stock dividend contemplated by Section 3.1(b) on the Exchangeable Shares, the Board of Directors may, in its discretion and subject to applicable law, subdivide, redivide or change (the "subdivision") each issued and unissued Exchangeable Share on the basis that each Exchangeable Share before the subdivision becomes a number of Exchangeable Shares as is equal to the sum of (i) a share of OSI Common Stock and (ii) the number of shares of OSI Common Stock to be paid as a stock dividend on each share of OSI Common Stock. In such instance, and notwithstanding any other provision hereof, such subdivision shall become effective on the effective date specified in Section 3.4 hereof without any further act or formality on the part of the Board of

         Directors or of the holders of Exchangeable Shares. For greater certainty, no approval of the holders of Exchangeable Shares to an amendment to the articles of the Corporation shall be required to give effect to such subdivision.

3.3 Cheques of the Corporation payable at par at any branch of the bankers of the Corporation shall be issued in respect of any cash dividends contemplated by subsection 3.1 (a) hereof and the sending of such a cheque to each holder of an Exchangeable Share (less any tax required to be deducted and withheld from such dividends paid or credited by the Corporation) shall satisfy the cash dividends represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the registered holder of Exchangeable Shares shall be issued or transferred in respect of any stock dividends contemplated by subsections 3.1 (b) or (c) hereof and the sending of such a certificate to each holder of an Exchangeable Share shall satisfy the stock dividend represented thereby or dividend payable in other securities represented thereby. Such other type and amount of property in respect of any dividends contemplated by subsection 3.1 (c) hereof shall be issued, distributed or transferred by the Corporation in such manner as it shall determine and the issuance, distribution or transfer thereof by the Corporation to each holder of an Exchangeable Share shall satisfy the dividend represented thereby. In all cases, any such dividends shall be subject to any reduction or adjustment for tax required to be deducted and withheld from such dividends, and the Corporation shall be entitled to liquidate some of the property which would otherwise be deliverable in payment of such dividends to a particular holder of Exchangeable Shares to fund any statutory withholding obligation. No holder of an Exchangeable Share shall be entitled to recover by action or other legal process against the Corporation any dividend which is represented by a cheque that has not been duly presented to the Corporation's bankers for payment or which otherwise remains unclaimed for a period of six years from the date on which such dividend was payable.

3.4 The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Exchangeable Shares under Section 3.1 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the OSI Common Stock. The record date for the determination of the holders of Exchangeable Shares entitled to receive Exchangeable Shares in connection with any subdivision of Exchangeable Shares under Section
         3.2 hereof and the effective date of such subdivision shall be the same dates as the record date and payment date, respectively, for the corresponding stock dividend declared on the OSI Common Stock.

3.5 If on any payment date for any dividends declared on the Exchangeable Shares under Section 3.1 hereof the dividends are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends which remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient moneys, assets or property properly applicable to the payment of such dividends.

3.6 The Board of Directors shall determine, in good faith and in its sole discretion, economic equivalence for the purposes of Sections 3.1 and
         3.2 hereof, and each such determination shall be conclusive and binding on the Corporation and its shareholders. In making each such determination, the following factors shall, without excluding other factors determined by the Board of Directors to be relevant, be considered by the Board of Directors:

         (a) in the case of any stock dividend or other distribution payable in shares of OSI Common Stock, the number of such shares issued in proportion to the number of shares of OSI Common Stock previously outstanding;

         (b) in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase shares of OSI Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of OSI Common Stock), the relationship between the exercise price of each such right, option or warrant and the Current Market Price of a share of OSI Common Stock;

         (c) in the case of the issuance or distribution of any other form of property (including without limitation any shares or securities of OSI of any class other than OSI Common Stock, any rights, options or warrants other than those referred to in Section 3.6(b) above, any evidences of indebtedness of OSI or any assets of OSI), the relationship between the fair market value (as determined by the Board of Directors in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding share of OSI Common Stock and the Current Market Price of a share of OSI Common Stock; and

         (d) in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of OSI Common Stock as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).

3.7 Except as provided in this Article 3, the holders of Exchangeable Shares shall not be entitled to receive dividends in respect thereof.

                                    ARTICLE 4
                              CERTAIN RESTRICTIONS

4.1 So long as any of the Exchangeable Shares are outstanding, the Corporation shall not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in Article 9 of these share provisions:

         (a) pay any dividends on the Common Shares, or any other shares ranking junior to the Exchangeable Shares, other than stock dividends payable in any such other shares ranking junior to the Exchangeable Shares;

         (b) redeem or purchase or make any capital distribution in respect of Common Shares or any other shares ranking junior to the Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution;

         (c) redeem or purchase any other shares of the Corporation ranking equally with the Exchangeable Shares with respect of the payment of dividends or on any liquidation distribution;

         (d) issue any Exchangeable Shares other than by way of stock dividends to holders of Exchangeable Shares or as contemplated by the Support Agreement; or

         (e) amend the articles or by-laws of the Corporation, in either case in any manner that would affect the rights or privileges of the holders of the Exchangeable Shares.

         The restrictions in subsections 4.1(a), 4.1(b) and 4.1(c) above shall not apply if all dividends on the outstanding Exchangeable Shares corresponding to dividends declared with a record date on or following the effective date of the Plan of Arrangement on the OSI Common Stock shall have been declared on the Exchangeable Shares and paid in full. Nothing herein shall be interpreted to restrict the Corporation from issuing additional Common Shares to OSI or any Subsidiary of OSI.

                                    ARTICLE 5
                           DISTRIBUTION ON LIQUIDATION

5.1 In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs, provided that neither OSI nor OSI ULC shall have exercised the Liquidation Call Right, a holder of Exchangeable Shares shall be entitled, subject to applicable law, to receive from the assets of the Corporation in respect of each Exchangeable Share held by such holder on the effective date of such liquidation, dissolution or winding-up (the "Liquidation Date"), before any distribution of any part of the assets of the Corporation to the holders of the Common Shares or any other shares ranking junior to the Exchangeable Shares, an amount equal to the Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Date (the "Liquidation Amount") in accordance with Section 5.2. In connection with payment of the Liquidation Amount, the Corporation shall be entitled to liquidate some of the OSI Common Stock which would otherwise be deliverable as Exchangeable Share Consideration to the particular holder of Exchangeable Shares in order to fund any statutory withholding tax obligation.

5.2 Within three Business Days after the Liquidation Date, and subject to the exercise by OSI or OSI ULC of the Liquidation Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares the Liquidation Amount for each such Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under applicable law and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in Schedule A hereto or by notice to the holders of the Exchangeable Shares (provided that such presentation and surrender shall be valid if made at the office of the Transfer Agent, if any, in the province in which such holder is listed on the books of the Corporation). Payment of the total Liquidation Amount for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in Schedule A hereto or by notice to the holders of Exchangeable Shares (provided that such delivery shall be made to the holder at its address recorded in the securities register of the Corporation or at the office of the transfer agent, if any, in the province in which the address of the holder recorded in the securities register of the Corporation is located), on behalf of the Corporation of the Exchangeable Share Consideration representing the total Liquidation Amount. On and after the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Liquidation Amount, unless payment of the total Liquidation Amount for such Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time on or after the Liquidation Date to deposit or cause to be deposited the Exchangeable Share Consideration in respect of the Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account or for safe keeping, in the case of non-cash items, with any chartered bank or trust company in Canada. Upon such deposit being made, the rights of the holders of Exchangeable Shares after such deposit shall be limited to receiving their proportionate part of the total Liquidation Amount for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of such Exchangeable Share Consideration, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be the holders of the OSI Common Stock delivered to them. Notwithstanding the foregoing, until such payment or deposit of such Exchangeable Share Consideration, the holder shall be deemed to still be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

5.3 After the Corporation has satisfied its obligations to pay the holders of the Exchangeable Shares the Liquidation Amount per Exchangeable Share, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.

5.4 If OSI or OSI ULC exercises the Liquidation Call Right, each holder of Exchangeable Shares shall be obligated to sell the Exchangeable Shares held by such holder to OSI or OSI ULC, as the case may be, on the Liquidation Date on payment to such holder by OSI or OSI ULC, as the case may be, of the Exchangeable Share Consideration representing the Liquidation Call Purchase Price for each Exchangeable Share.

                                    ARTICLE 6
                   RETRACTION OF EXCHANGEABLE SHARES BY HOLDER

6.1 A holder of Exchangeable Shares shall be entitled at any time after the effectiveness of a Registration Statement under the Securities Act of 1933 registering the issuance of shares of OSI Common Stock issuable pursuant to the provisions attaching to the Exchangeable Shares or prior thereto with the written consent of the Corporation, subject to applicable law and the exercise by OSI or OSI ULC of the Retraction Call Right (which, if exercised by OSI or OSI ULC, shall be binding on the holder of Exchangeable Shares) and otherwise upon compliance with the provisions of this Article 6, to require the Corporation to redeem any or all of the Exchangeable Shares registered in the name of such holder for an amount equal to the Exchangeable Share Price applicable on the last Business Day prior to the Retraction Date (the "Retraction Price") which as set forth in Section 6.4, shall be fully paid and satisfied by the delivery by or on behalf of the Corporation of the Exchangeable Share Consideration representing such holder's Retraction Price. In connection with payment of the Retraction Price, the Corporation shall be entitled to liquidate some of the OSI Common Stock that would otherwise be deliverable as Exchangeable Share Consideration to the particular holder of Exchangeable Shares in order to fund any statutory withholding tax obligation. To effect such redemption, the holder shall present and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in Schedule A hereto or by notice to the holders of Exchangeable Shares the certificate or certificates representing the Exchangeable Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under applicable law and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, and together with a duly executed statement (the "Retraction Request") in the form of Schedule "A" hereto or in such other form as may be acceptable to the Corporation:

         (a) specifying that the holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate or certificates (the "Retracted Shares") redeemed by the Corporation;

         (b) stating the Business Day on which the holder desires to have the Corporation redeem the Retracted Shares (the "Retraction Date"), provided that the Retraction Date shall be not less than three Business Days nor more than 10 Business Days after the date on which the Retraction Request is received by the

              Corporation and further provided that, in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the tenth Business Day after the date on which the Retraction Request is received by the Corporation; and

         (c) acknowledging the overriding right (the "Retraction Call Right") of OSI or OSI ULC to purchase all but not less than all the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares in accordance with the Retraction Call Right on the terms and conditions set out in Section 6.3 below.

6.2 Subject to the exercise by OSI or OSI ULC of the Retraction Call Right, upon receipt by the Corporation or the Transfer Agent in the manner specified in Section 6.1 hereof of a certificate or certificates representing the number of Exchangeable Shares which the holder desires to have the Corporation redeem, together with a Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Corporation shall redeem the Retracted Shares effective at the close of business on the Retraction Date and shall cause to be delivered to such holder the total Retraction Price with respect to such shares in accordance with Section
         6.4 hereof. If only a part of the Exchangeable Shares represented by any certificate are redeemed or purchased by OSI or OSI ULC pursuant to the Retraction Call Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

6.3 Upon receipt by the Corporation of a Retraction Request, the Corporation shall immediately notify OSI and OSI ULC thereof. In order to exercise the Retraction Call Right, OSI or OSI ULC must notify the Corporation in writing of its determination to do so (the "OSI Call Notice") within two Business Days of such notification. If OSI or OSI ULC does not so notify the Corporation within such two Business Days, the Corporation will notify the holder as soon as possible thereafter that neither OSI nor OSI ULC will exercise the Retraction Call Right. If OSI or OSI ULC delivers the OSI Call Notice within such two Business Days, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7 hereof, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to OSI or OSI ULC, as the case may be, in accordance with the Retraction Call Right. In such event, the Corporation shall not redeem the Retracted Shares and OSI or OSI ULC, as the case may be, shall purchase from such holder and such holder shall sell to OSI or OSI ULC, as the case may be, on the Retraction Date the Retracted Shares for a purchase price per share (the "Purchase Price") equal to the Retraction Price, which as set forth in Section 6.4 hereof, shall be fully paid and satisfied by the delivery by or on behalf of OSI or OSI ULC, as the case may be, of the Exchangeable Share Consideration representing such holder's Purchase Price. For the purposes of completing a purchase pursuant to the Retraction Call Right, OSI or OSI ULC, as the case may be, shall deposit with the Transfer Agent, on or before the Retraction Date, the Exchangeable Share Consideration representing the total Purchase Price. Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the Corporation of such Retracted Shares shall take place on the Retraction Date. In the event that OSI or OSI ULC, as the case may be, does not deliver a OSI Call Notice within two Business Days or otherwise comply with these Exchangeable Share provisions in respect thereto, and provided that Retraction Request is not revoked by the holder in the manner specified in Section 6.7 hereof, the Corporation shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this Article 6.

6.4 Subject to receipt by the Corporation of the Retracted Shares, OSI or OSI ULC, as the case may be, the Corporation, OSI or OSI ULC, as the case may be, shall deliver or cause the Transfer Agent to deliver to the relevant holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick up by the holder at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the holder in Schedule A hereto, in each case on or before two Business Days after the Retraction Date, the Exchangeable Share Consideration representing the total Retraction Price or the total Purchase Price, as the case may be, and such delivery of such Exchangeable Share Consideration to the Transfer Agent shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price or total Purchase Price, as the case may be, except as to any cheque included therein which is not paid on due presentation.

6.5 On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive such holder's proportionate part of the total Retraction Price or total Purchase Price, as the case may be, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Price or the total Purchase Price, as the case may be, shall not be made, in which case the rights of such holder shall remain unaffected until the Exchangeable Share Consideration representing the total Retraction Price or the total Purchase Price, as the case may be, has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the Exchangeable Share Consideration representing the total Retraction Price or the total Purchase Price, as the case may be, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Corporation or purchased by OSI or OSI ULC shall thereafter be considered and deemed for all purposes to be a holder of the OSI Common Stock delivered to it. Notwithstanding the foregoing, until such payment of such Exchangeable Share Consideration to the holder, the holder shall be deemed to still be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

6.6 Notwithstanding any other provision of this Article 6, the Corporation shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to liquidity or solvency requirements or other provisions of applicable law. If the Corporation believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that neither OSI nor OSI ULC shall have exercised the Retraction Call Right with respect to the Retracted Shares, the Corporation shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder as soon as is reasonably practical but in any event not later than one Business Day prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation. In any case in which the redemption by the Corporation of Retracted Shares would be contrary to liquidity or solvency requirements or other provisions of applicable law, the Corporation shall redeem Retracted Shares in accordance with Section 6.2 of these share provisions on a pro rata basis and shall issue to each holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation pursuant to Section 6.2 hereof. Provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7 hereof, the holder of any such Retracted Shares not redeemed by the

         Corporation pursuant to Section 6.2 hereof as a result of liquidity or solvency requirements or applicable law shall be deemed by giving the Retraction Request to require OSI or OSI ULC, as the case may be, to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by OSI or OSI ULC, as the case may be, to such holder of the Purchase Price for each such Retracted Share, all as more specifically provided in the Voting and Exchange Trust Agreement, and OSI or OSI ULC shall make such purchase.

6.7 A holder of Retracted Shares may, by notice in writing given by the holder to the Corporation before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to OSI or OSI ULC, as the case may be, shall be deemed to have been revoked.

                                    ARTICLE 7
              REDEMPTION OF EXCHANGEABLE SHARES BY THE CORPORATION

7.1 Subject to applicable law, and if neither OSI or OSI ULC exercises the Redemption Call Right (which, if exercised, shall be binding on the holders of Exchangeable Shares), the Corporation shall on the Automatic Redemption Date redeem the whole of the then outstanding Exchangeable Shares for an amount equal to the Exchangeable Share Price applicable on the last Business Day prior to the Automatic Redemption Date (the "Redemption Price") which, as set forth in Section 7.3 hereof, shall be fully paid and satisfied by the delivery by or on behalf of the Corporation of the Exchangeable Share Consideration representing the total Redemption Price. In connection with payment of the Exchangeable Share Consideration representing the Redemption Price, the Corporation shall be entitled to liquidate some of the OSI Common Stock which would otherwise be deliverable as Exchangeable Share Consideration to the particular holder of Exchangeable Shares in order to fund any statutory withholding tax obligation.

7.2 In any case of a redemption of Exchangeable Shares under this Article 7, the Corporation, or the Transfer Agent on behalf of the Corporation, shall, at least 60 days before an Automatic Redemption Date described in clause (a) or (b) of the definition of Automatic Redemption Date or at least such number of days before an Automatic Redemption Date described in clause (c), (d) or (e) of the definition of Automatic Redemption Date as the Board of Directors of the Corporation may determine to be reasonably practicable in the circumstances, send or cause to be sent to each registered holder of Exchangeable Shares a notice in writing of the redemption or possible redemption by the Corporation or the purchase by OSI or OSI ULC under the Redemption Call Right, as the case may be, of the Exchangeable Shares held by such holder. Such notice shall set out the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Automatic Redemption Date and, if applicable, particulars of the Redemption Call Right. In the case of any notice given in connection with a possible Automatic Redemption Date as described in clause (c), (d) or (e) of the definition of Automatic Redemption Date, such notice will be given contingently and will be withdrawn if the contingency does not occur.

7.3 On or after the Automatic Redemption Date, and subject to the exercise by OSI or OSI ULC of the Redemption Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares to be redeemed the Exchangeable Share Consideration representing the Redemption Price for each such Exchangeable Share upon presentation and surrender at the registered office of the Corporation or at any office of the Transfer Agent as may be specified by the Corporation in such notice of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under applicable law and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require (provided that such presentation and surrender shall be deemed to be valid if made at the office of the Transfer Agent, if any, in the province in which the address of the holder of Exchangeable Shares is recorded on the books of the Corporation). Payment of the total Redemption Price for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register or at any office of the Transfer Agent as may be specified by the Corporation in such notice, on behalf of the Corporation, of the Exchangeable Share Consideration representing the total Redemption Price (provided that if payment is made by delivery of the Exchangeable share Consideration to the Transfer Agent, such delivery shall be made at the office of the Transfer Agent, if any, in the province in which the address of the holder of Exchangeable Shares is recorded on the books of the Corporation). On and after the Automatic Redemption Date, the holders of the Exchangeable Shares called for redemption shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the Exchangeable Share Consideration representing the total Redemption Price, unless payment of the Exchangeable Share Consideration representing the total Redemption Price for such Exchangeable Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the Exchangeable Share Consideration representing the total Redemption Price has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the sending of notice of its intention to redeem the Exchangeable Shares as aforesaid to deposit or cause to be deposited the Exchangeable Share Consideration with respect to the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account or for safe keeping, in the case of non-cash items, with any chartered bank or trust company in Canada named in such notice. Upon the later of such deposit being made and the Automatic Redemption Date, the Exchangeable Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Automatic Redemption Date, as the case may be, shall be limited to receiving their proportionate part of the Exchangeable Share Consideration representing the total Redemption Price for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of such Exchangeable Share Consideration, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the OSI Common Stock delivered to them. Notwithstanding the foregoing, until such payment or deposit of such Exchangeable Share Consideration is made, the holder shall be deemed to still be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

7.4 If OSI or OSI ULC exercises the Redemption Call Right, each holder of Exchangeable Shares shall be obligated to sell all the Exchangeable Shares held by such holder to OSI or OSI ULC, as the case may be, on the Automatic Redemption Date against payment to such holder by OSI or OSI ULC of the Exchangeable Share Consideration representing the Redemption Call Purchase Price for each such share.

                                    ARTICLE 8
                                  VOTING RIGHTS

8.1 Except as required by applicable law and the provisions hereof, the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

                                    ARTICLE 9
                             AMENDMENT AND APPROVAL

9.1 The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed but, except as hereinafter provided, only with the approval of the holders of the Exchangeable Shares given as hereinafter specified.

9.2 Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than 66 2/3% of the votes cast on such resolution by persons represented in person or by proxy at a meeting of holders of Exchangeable Shares (excluding Exchangeable Shares beneficially owned by OSI or its Subsidiaries) duly called and held at which the holders of at least 50% of the outstanding Exchangeable Shares at that time are present or represented by proxy. If at any such meeting the holders of at least 50% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting, then the meeting shall be adjourned to such date not less than 10 days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting, the holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than 66 2/3% of the votes cast on such resolution by persons represented in person or by proxy at such meeting (excluding Exchangeable Shares beneficially owned by OSI or its Subsidiaries) shall constitute the approval or consent of the holders of the Exchangeable Shares. For the purposes of this Section, any spoiled votes, illegible votes, defective votes and abstinences shall be deemed to be votes not cast.

                                   ARTICLE 10
             RECIPROCAL CHANGES, ETC. IN RESPECT OF OSI COMMON STOCK

10.1  (a)     Each holder of an Exchangeable Share acknowledges that the Support
              Agreement provides, in part, that OSI will not:

              (i) issue or distribute shares of OSI Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of OSI Common Stock) to the holders of all or substantially all of the then outstanding shares of OSI Common Stock by way of stock dividend or other distribution; or

              (ii) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding shares of OSI Common Stock entitling them to subscribe for or to purchase shares of OSI Common Stock (or securities exchangeable for or convertible into or carrying rights to acquire shares of OSI Common Stock); or

              (iii) issue or distribute to the holders of all or substantially all of the then outstanding shares of OSI Common Stock (A) shares or securities of OSI of any class other than OSI Common Stock (other than shares convertible into or exchangeable for or carrying rights to acquire shares of OSI Common Stock), (B) rights, options or warrants other than those referred to in subsection 11.1 (a) (ii) above, (C) evidences of indebtedness of OSI or (D) assets of OSI;

              unless

              (iv) one or both of OSI and the Corporation is permitted under applicable law to issue or distribute the economic equivalent on a per share basis of such rights, options, warrants, securities, shares, evidences of indebtedness or other assets to the holders of the Exchangeable Shares; and

              (v) one or both of OSI and the Corporation shall issue or distribute the economic equivalent on a per share basis of such rights, options, warrants, securities, shares, evidences of indebtedness or other assets simultaneously to the holders of the Exchangeable Shares.

         (b) Each holder of an Exchangeable Share acknowledges that the Support Agreement further provides, in part, that OSI will not:

              (i) subdivide, redivide or change the then outstanding shares of OSI Common Stock into a greater number of shares of OSI Common Stock; or

              (ii) reduce, combine or consolidate or change the then outstanding shares of OSI Common Stock into a lesser number of shares of OSI Common Stock; or

              (iii) reclassify or otherwise change the shares of OSI Common
                    Stock or effect an amalgamation, merger, reorganization or other transaction involving or affecting the shares of OSI Common Stock;

         unless

              (iv) the Corporation is permitted under applicable law to simultaneously make the same or an economically equivalent change to, or in the rights of the holders of, the Exchangeable Shares; and

              (v) the same or an economically equivalent change is simultaneously made to, or in the rights of the holders of, the Exchangeable Shares.

         The Support Agreement further provides, in part, that, with the exception of certain ministerial amendments, the aforesaid provisions of the Support Agreement shall not be changed without the approval of the holders of the Exchangeable Shares given in accordance with Article 9 of these share provisions.

                                   ARTICLE 11
               ACTIONS BY THE CORPORATION UNDER SUPPORT AGREEMENT

11.1 The Corporation will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by OSI with all provisions of the Support Agreement, the Voting Trust and Exchange Agreement and OSI's Certificate of Incorporation applicable to the Corporation and OSI, respectively, in accordance with the terms thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Corporation all rights and benefits in favour of the Corporation under or pursuant thereto.

11.2 The Corporation shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Support Agreement, the Voting Trust and Exchange Agreement or OSI's Certificate of Incorporation without the approval of the holders of the Exchangeable Shares given in accordance with Section 9.2 hereof other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purpose of:

         (a) adding to the covenants of the other party or parties to such agreement for the protection of the Corporation or the holders of Exchangeable Shares; or

         (b) making such provisions or modifications not inconsistent with such agreement or certificate as may be necessary or desirable with respect to matters or questions arising thereunder which, in the opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

         (c) making such changes in or corrections to such agreement or certificate which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.

                                   ARTICLE 12
                                     LEGEND

12.1 The certificates evidencing the Exchangeable Shares shall contain or have affixed thereto a legend, in form and on terms approved by the Board of Directors, with respect to the Support Agreement, the provisions of the Articles of the Corporation relating to the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right, and the Voting and Exchange Trust Agreement (including the provisions with respect to the voting rights and exchange provisions thereunder).

                                   ARTICLE 13
                                  MISCELLANEOUS

13.1 Any notice, request or other communication to be given to the Corporation by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or by delivery to the registered office of the Corporation and addressed to the attention of the President. Any such notice, request or other communication, if given by mail, telecopy or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Corporation.

13.2 Any presentation and surrender by a holder of Exchangeable Shares to the Corporation or the Transfer Agent of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding-up of the Corporation or the retraction, redemption or exchange of Exchangeable Shares shall be made by registered mail (postage prepaid) or by delivery to the registered office of the Corporation or to such office of the Transfer Agent as may be specified by the Corporation, in each case addressed to the attention of the President of the Corporation. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Corporation or the Transfer Agent, as the case may be, and the method of any such presentation and surrender of certificates shall be at the sole risk of the holder.

13.3 Any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of the Corporation shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by delivery to the address of the holder recorded in the securities register of the Corporation or, in the event of the address of any such holder not being so recorded, then at the last address of such holder known to the Corporation. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the fifth Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding to be or intended to be taken by the Corporation.

13.4 For greater certainty, the Corporation shall not be required for any purpose under these share provisions to recognize or take account of persons who are not so recorded in such securities register.

13.5 All Exchangeable Shares acquired by the Corporation upon the redemption or retraction thereof shall be cancelled.

13.6 For greater certainty, any payments to the holders of Exchangeable Shares shall be net of applicable taxes, if any, and the payor shall not be obliged to gross up or increase the amount of such payment which would otherwise be made to take into account such taxes. Any such taxes which have been withheld or deducted by the payor thereof shall be remitted to the applicable tax authority within the time required for such remittance.

                                  SCHEDULE "A"

                               RETRACTION REQUEST

To the Corporation, Oil States International, Inc. ("OSI") and 3045843 Nova Scotia Company ("OSI ULC")

         This request is given pursuant to Article 6 of the provisions (the "Share Provisions") attaching to the Exchangeable Shares of the Corporation and all capitalized words and expressions used in this request which are defined in the Share Provisions have the meaning attributed to such words and expressions in such Share Provisions.

         The undersigned hereby notifies the Corporation that, subject to the Retraction Call Right referred to below, the undersigned requests the Corporation to redeem in accordance with Article 6 of the Share Provisions:

               all share(s) represented by the accompanying certificate(s); or
         ----

               ____________ share(s) only.
         ----

         The undersigned hereby notifies the Corporation that the Retraction Date shall be ___________________.
                             date

         NOTE: The Retraction Date must be a Business Day and must not be less than three Business Days nor more than 10 Business Days after the date upon which this notice and the accompanying shares are received at the registered office of the Corporation or at any office of the Transfer Agent as may be specified in this Retraction Request. In the event that no such Business Day is correctly specified above, the Retraction Date shall be deemed to be the tenth Business Day after the date on which this request is received by the Corporation.

         The undersigned acknowledges the Retraction Call Right of OSI and OSI ULC (as defined in the Share Provisions) to purchase all but not less than all the Retracted Shares from the undersigned and that this request shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to OSI or OSI ULC, as the case may be, in accordance with the Retraction Call Right on the Retraction Date for the Retraction Price and on the other terms and conditions set out in Section 6.3 of the Share Provisions. If neither OSI nor OSI ULC, as the case may be, determines to exercise the Retraction Call Right, the Corporation will notify the undersigned of such fact as soon as possible. This retraction request, and offer to sell the Retracted Shares to OSI or OSI ULC, as the case may be, may be revoked and withdrawn by the undersigned by notice in writing given to the Corporation at any time before the close of business on the Business Date immediately preceding the Retraction Date.

         The undersigned acknowledges that if, as a result of liquidity or solvency provisions of applicable law, the Corporation is unable to redeem all Retracted Shares, the undersigned will be deemed to have exercised the Exchange Right (as defined in the Voting and Exchange Trust Agreement) so as to require OSI to purchase, or cause OSI ULC to purchase, the unredeemed Retracted Shares.

         The undersigned hereby represents and warrants to the Corporation, OSI and OSI ULC that the undersigned has good title to, and owns, the share(s) represented by the accompanying certificate free and clear of all liens, claims, encumbrances, security interests and adverse claims or interests.

---------------   ------------------------              ----------------------
Date              Signature of Shareholder              Guarantee of Signature

--- Please check box if the legal or beneficial owner of the Retracted Shares is a non-resident of Canada.

--- Please check box if the securities and any cheque(s) or other non-cash assets resulting from the retraction of the Retracted Shares are to be held for pick-up by the shareholder at the principal transfer offices of Montreal Trust Company of Canada (the "Transfer Agent") in Calgary, Alberta, failing which the securities and any cheque(s) or other non-cash assets will be delivered to the shareholder in accordance with the share provisions.

--- Please check box if the securities and any cheque(s) or other non-cash assets resulting from the retraction of the Retracted Shares are to be held for pick-up by the shareholder at the principal transfer offices of Montreal Trust Company of Canada (the "Transfer Agent") in Toronto, Ontario, failing which the securities and any cheque(s) or other non-cash assets will be delivered to the shareholder in accordance with the share provisions.

NOTE: This panel must be completed and the accompanying certificate, together with such additional documents as the Transfer Agent may require, must be deposited with the Transfer Agent at its principal transfer offices in Calgary, Alberta or Toronto, Ontario. The securities and any cheque(s) or other non-cash assets resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, or transferred into, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities, cheque (s) and other non-cash assets resulting from such


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

         retraction or purchase will be delivered to the shareholder in accordance with the Share Provisions.

---------------------------------------             ---------------------
Name of Person in Whose Name Securities or                  Date
Cheque(s) or Other Non-cash Assets Are To Be
Registered, Issued or Delivered (please print)

---------------------------------------             ---------------------
Street Address or P.O. Box Signature of Shareholder

---------------------------------------             ---------------------
City, Province    Signature Guaranteed by

NOTE: If this retraction request is for less than all of the share(s) represented by the accompanying certificate, a certificate representing the remaining shares of the Corporation will be issued and registered in the name of the shareholder as it appears on the register of the Corporation or its lawful transferee.


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                            OTHER RULES OR PROVISIONS


1.1      Meetings

         Meetings of shareholders of the Corporation shall be held in the location determined by the directors of the Corporation, and may be held in Houston, Texas, or at any location within Alberta.

1.2      Definitions

         Unless there is something in the subject matter or context inconsistent therewith in Sections 1.3, 1.4 and 1.5 below, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

         "Act" means the Business Corporations Act (Alberta), as amended;

         "Automatic Redemption Date" has the meaning provided in the Exchangeable Share Provisions;

         "Business Day" has the meaning provided in the Exchangeable Share Provisions;

         "Exchangeable Share Consideration" has the meaning provided in the Exchangeable Share Provisions;

         "Exchangeable Share Price" has the meaning provided in the Exchangeable Share Provisions;

         "Exchangeable Share Provisions" means the rights, privileges, restrictions and conditions attaching to the Exchangeable Shares;

         "Exchangeable Shares" means the Exchangeable Shares in the capital of the Corporation;

         "Liquidation Call Purchase Price" has the meaning provided in Section 1.3;

         "Liquidation Call Right" has the meaning provided in Section 1.3;

         "Liquidation Date" has the meaning provided in the Exchangeable Share Provisions;

         "OSI" has the meaning provided in the Exchangeable Share Provisions;


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


         "OSI Common Stock" has the meaning provided in the Exchangeable Share Provisions;

         "Redemption Call Purchase Price" has the meaning provided in Section
         1.4;

         "Redemption Call Right" has the meaning provided in Section 1.4;

         "Subsidiary" has the meaning provided in the Exchangeable Share Provisions;

         "Transfer Agent" means the duly appointed transfer agent for the time being of the Exchangeable Shares, and, if there is more than one such transfer agent, then the principal Canadian transfer agent; and

         "Voting and Exchange Trust Agreement" has the meaning provided in the Exchangeable Share Provisions.

1.3      Liquidation Call Right

         (a) OSI or OSI ULC shall have the overriding right (the "Liquidation Call Right"), in the event of and notwithstanding any proposed liquidation, dissolution or winding-up of the Corporation as referred to in Article 5 of the Exchangeable Share Provisions, to purchase directly from all but not less than all of the holders (other than OSI or any Subsidiary thereof) of Exchangeable Shares on the Liquidation Date all but not less than all of the Exchangeable Shares held by such holders on payment by OSI or OSI ULC to each holder of the Exchangeable Share Price applicable on the last Business Day prior to the Liquidation Date (the "Liquidation Call Purchase Price") in accordance with subsection 1.3(c). In the event of the exercise of the Liquidation Call Right by OSI or OSI ULC, each holder shall be obligated to sell all the Exchangeable Shares held by such holder to OSI or OSI ULC on the Liquidation Date on payment by OSI or OSI ULC to the holder of the Liquidation Call Purchase Price for each such share.

         (b) To exercise the Liquidation Call Right, OSI or OSI ULC must notify the Corporation's Transfer Agent in writing, as agent for the holders of Exchangeable Shares, and the Corporation of OSI's or OSI ULC's intention to exercise such right at least 55 days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding-up of the Corporation and at least five Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding-up of the


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              Corporation. The Transfer Agent will notify the holders of
              Exchangeable Shares as to whether or not OSI or OSI ULC has exercised the Liquidation Call Right forthwith after the expiry of the date by which the same may be exercised by OSI or OSI ULC. If OSI or OSI ULC exercises the Liquidation Call Right, on the Liquidation Date OSI or OSI ULC will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Liquidation Call Purchase Price.

         (c) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Liquidation Call Right, OSI or OSI ULC shall deposit with the Transfer Agent, on or before the Liquidation Date, the Exchangeable Share Consideration representing the total Liquidation Call Purchase Price. Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, on and after the Liquidation Date, the right of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Liquidation Call Purchase Price payable by OSI or OSI ULC, without interest, upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall, on and after the Liquidation Date, be considered and deemed for all purposes to be the holder of the OSI Common Stock delivered to such holder. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of OSI shall deliver to such holder, the Exchangeable Share Consideration to which such holder is entitled. If OSI or OSI ULC does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the liquidation price otherwise payable by the Corporation in connection with the liquidation, dissolution or winding-up of the Corporation pursuant to Article 5 of the Exchangeable Share Provisions. Notwithstanding the foregoing, until such Exchangeable Share Consideration is delivered to the holder, the holder shall be deemed to still be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

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

1.4      Redemption Call Right

         (a) OSI and OSI ULC shall have the overriding right (the "Redemption Call Right"), notwithstanding any proposed redemption of the Exchangeable Shares by the Corporation pursuant to Article 7 of the Exchangeable Share Provisions, to purchase directly from all but not less than all of the holders (other than OSI or any Subsidiary thereof) of Exchangeable Shares on the Automatic Redemption Date all but not less than all of the Exchangeable Shares held by each such holder on payment by OSI or OSI ULC to the holder of the Exchangeable Share Price applicable on the last Business Day prior to the Automatic Redemption Date (the "Redemption Call Purchase Price") in accordance with subsection 1.4(c). In the event of the exercise of the Redemption Call Right by OSI or OSI ULC, each holder shall be obligated to sell all the Exchangeable Shares held by the holder to OSI or OSI ULC on the Automatic Redemption Date on payment by OSI or OSI ULC to the holder of the Redemption Call Purchase Price for each such share.

         (b) To exercise the Redemption Call Right, OSI or OSI ULC must notify the Transfer Agent in writing, as agent for the holders of Exchangeable Shares, and the Corporation of the OSI's or OSI ULC's intention to exercise such right not later than the date by which the Corporation is required to give notice of the Automatic Redemption Date. The Transfer Agent will notify the holders of the Exchangeable Shares as to whether or not OSI or OSI ULC has exercised the Redemption Call Right forthwith after the date by which the same may be exercised by OSI or OSI ULC. If OSI or OSI ULC exercises the Redemption Call Right, on the Automatic Redemption Date, OSI will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Redemption Call Purchase Price.

         (c) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Redemption Call Right, OSI or OSI ULC shall deposit with the Transfer Agent, on or before the Automatic Redemption Date, the Exchangeable Share Consideration representing the total Redemption Call Purchase Price. Provided that such Exchangeable Share Consideration has been so deposited with the Transfer Agent, on and after the Automatic Redemption Date, the rights of each


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

         holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Redemption Call Purchase Price payable by OSI or OSI ULC upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Automatic Redemption Date be considered and deemed for all purposes to be the holder of the OSI Common Stock delivered to such holder. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefor, and the Transfer Agent on behalf of OSI or OSI ULC shall deliver to such holder, the Exchangeable Share Consideration to which such holder is entitled. If OSI or OSI ULC does not exercise the Redemption Call Right in the manner described above, on the Automatic Redemption Date, the holders of the Exchangeable Shares will be entitled to receive in exchange therefor the redemption price otherwise payable by the Corporation in connection with the redemption of the Exchangeable Shares pursuant to Article 7 of the Exchangeable Share Provisions. Notwithstanding the foregoing, until such Exchangeable Share Consideration is delivered to the holder, the holder shall be deemed to still be a holder of Exchangeable Shares for purposes of all voting rights with respect thereto under the Voting and Exchange Trust Agreement.

1.5      Retraction Call Right

         OSI or OSI ULC shall have the overriding right, notwithstanding the proposed redemption of Exchangeable Shares by the Corporation pursuant to Article 6 of the Exchangeable Share Provisions, to purchase directly from the holder (other than OSI or any Subsidiary thereof) of Exchangeable Shares all but not less than all of the Retracted Shares in accordance with Section 6.3 of the Exchangeable Share Provisions.


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